Exhibit 4.16

Term Sheet of USDCNH Target Redemption Knock-Out Forward

IMPORTANT NOTICE 重要通知

This product (the “Product”) is a structured product involving derivatives. The investment decision is yours but you should not invest in the Product unless we who sell it to you have explained to you that the Product is suitable for you having regard to your financial situation, investment experience and investment objectives. The Product is not equivalent to time deposit and is not protected under the Deposit Protection Scheme in Hong Kong.

此產品(下稱「本產品」)乃涉及金融衍生工具的結構性產品。 投資決定是由你(們)自行作出的。但你(們)不應投資在本產品除非本行於銷售本產品時已向你(們)解釋經考慮你(們)的財務情況、投資經驗及目標後，本產品是適合你(們)的。本產品並不等同定期存款，亦不是香港的存款保障計劃下的受保障存款。

The contents of this Term Sheet have not been reviewed by any regulatory authority in Hong Kong. You are advised to exercise caution in relation to the offer. If you are in any doubt about any of the contents of this document, you should obtain independent professional advice.

本產品說明書的內容未經在香港的規管當局審核。你(們)應就有關要約謹慎行事。如你(們)對本產品說明書的任何內容有任何疑問，你(們)應尋求獨立專業意見。

<<非公開銷售>>

Purpose of Term Sheet 產品說明書的目的

This Term Sheet is for indication and/or discussion purposes only and has no binding effect. Further, it shall not be construed as an offer, recommendation or solicitation to enter into any transaction. Terms or conditions contained herein are for reference, may vary, modify, delete or revoke when circumstances require, and will be subject to the final trade terms of the transaction set forth in the legally binding agreement and /or confirmation.
本產品說明書供參考及/或討論之用，並不具約束力。同時，本產品說明書並不構成對任何交易的要約、建議或招攬行為。本產品說明書下的條款及細則僅作參考用，得因情況需要而改變、修改、取消或撤銷，並應以具法律約束性的協議及／或確認書中所載列之最終交易條款為準。

We are not acting as your advisor or agent in connection with the Product. This Term Sheet does not purport to exhaustively list or summarize all of the terms and conditions of a particular transaction, nor to identify or define all or any of the risks (direct or indirect) that would be associated with the contemplated transaction. Prior to entering into a transaction, you should consult your own financial, tax, accounting, legal and other advisors that you consider appropriate and make your own investment, hedging, and trading decisions without reliance on us. We shall not be liable to all loss and damage suffered or sustained by you arising out of or in connection with your entering into the transaction contemplated hereunder.
本行並非你(們)之顧問或代理人。本產品說明書並不擬詳盡列出或概括個別交易的所有條款及條文，亦不擬指出或界定所有或任何涉及預期交易的風險(不論直接或間接)。於進行交易前，倘若你(們)認為適當應向財務、稅務、會計、法律或其他顧問進行諮詢及於不依賴本行的前提下自行作出投資、對沖或交易决定。本行對你(們)進行預期的交易而招致或導致的損失及損害毋須承擔任何責任。

Notwithstanding that we shall use our best endeavor to ensure that the information contained herein is reliable, we make no representation or undertaking as to the accuracy, update or completeness of any information contained herein or otherwise provided by us.
儘管本行將竭盡所能確保本產品說明書所含有關之資料應為可靠，惟本行不會就本產品說明書所含有關之資料或其他由本行提供的資料的準確性、及時性、或完整性作出任何保證或承諾。

Indicative Terms and Conditions:

參考交易條款：

Party A	Taishin International Bank, Hong Kong Branch
Party B	STAND BEST CREATION LIMITED (CIF: 006469)
Reference No.	STR-OP-02714-02717
Trade Date	22 Nov 2013
Notional Per Fixing	USD 2,000,000 per Fixing
Leverage	2 Times
Settlement	Cash Settlement
Fixing Dates	On monthly basis, each Fixing Date will be 2 business days prior to each Delivery Date, as per Date Schedule

Delivery Dates	On monthly basis, as per Date Schedule
Business Dates (Fixing)	Hong Kong
Business Dates (Settlement)	Hong Kong, New York, Beijing
Business Day Convention	Modified Following
Strike Rate	6.1500
Target Knock-Out Value (Target KO)	0.3000 (Exact)
Monthly ITM Intrinsic Value	Monthly ITM Intrinsic value = max[(Strike Rate - USD/CNH Fixing Rate),0)]
Knock-Out Event (KO Event)	Knock-Out Event is deemed to have occurred if the accumulated ITM Intrinsic Value(including the present period’s) is greater than or equal to Target KO

Fixing Date Scenario	If Knock-Out Event has not occurred on or before the ith Fixing Date, and USD/CNH Fixing Rate is:
	-	at or below Strike Rate, Party B sells Notional Per Fixing of USD against CNH at Strike Rate value the ith Delivery Date (Cash Settled in USD using Fixing Rate);
	-	above Strike Rate, Party B sells 2 x Notional Per Fixing of USD against CNH at Strike Rate value the ith Delivery Date (Cash Settled in USD using Fixing Rate).
Else, if Knock-Out Event occurs on the ith Fixing Date,
	-	Party B sells Notional Per Fixing of USD against CNH at Adjusted Strike Rate value the ith Delivery Date (Cash Settled in USD using Fixing Rate);
	-	The contract early terminates and there will be no settlements for the remaining Fixing Dates.

Adjusted Strike Rate	Adjusted Strike Rate = USD/CNH Fixing Rate + (Target KO - accumulated ITM Intrinsic Value(excluding the present fixing’s))
USD/CNH Fixing Rate	The arithmetic mean of the ‘bid’ and ‘offer’ fixing of USD/CNH (CNH per USD) as appearing on <CNHFIX=> at or around 11:15 AM Hong Kong Time on the ith Fixing Date. If such rate is not available, the rate will be determined by the Calculation Agent in its sole discretion.

Date Schedule	Month	Fixing Date	Delivery Date
	1	23-Dec-13	27-Dec-13
	2	23-Jan-14	27-Jan-14
	3	24-Feb-14	26-Feb-14
	4	24-Mar-14	26-Mar-14
	5	24-Apr-14	28-Apr-14
	6	23-May-14	27-May-14
	7	24-Jun-14	26-Jun-14
	8	24-Jul-14	28-Jul-14
	9	22-Aug-14	26-Aug-14
	10	24-Sep-14	26-Sep-14
	11	23-Oct-14	27-Oct-14
	12	24-Nov-14	26-Nov-14

Calculation Agent	Taishin International Bank, Hong Kong Branch
Governing Law	English Law

Documentation 文件

This term sheet is issued subject to the terms of ISDA Master Agreement / “Financial Transaction Master Agreement” and “Master Agreement for Structured Product” (the “Terms”) promulgated from time to time by Taishin International Bank Co., Limited, Hong Kong Branch. If there is any conflict between this term sheet and the Terms, the provisions herein shall prevail. Unless otherwise provided, all defined terms in the 2006 ISDA Definitions / the 1998 FX and Currency Option Definitions as well as other applicable definitions are adopted herein.

本產品說明依據 ISDA 總協議的條文發出 / 由台新國際商業銀行股份有限公司，香港分行不時制訂的「金融交易總協議」及「台新國際商業銀行香港分行組合式商品交易主契約書」(下統稱「協總議」) 的條文發出。 倘若本產品說明與總協議的條文有任何差異，以本產品說明條文為準。除非另有規定，本產品說明採納 2006 ISDA 定義 及 1998 外匯與貨幣選擇權定義及其他適用的定義。

Scenario Analysis 情境分析

USD/CNH Fixing	Gain/Loss	KO Event
5.9800	US$56,856.19	KO Event is deemed to have occurred if the Accumulated ITM Intrinsic Value (including the present Fixing’s) is greater than or equal to 0.3000
5.9900	US$53,422.37
6.0000	US$50,000.00
6.0100	US$46,589.02
6.0200	US$43,189.37
6.0300	US$39,801.00
6.0400	US$36,423.84
6.0500	US$33,057.85
6.0600	US$29,702.97
6.0700	US$26,359.14
6.0800	US$23,026.32
6.0900	US$19,704.43
6.1000	US$16,393.44
6.1100	US$13,093.29
6.1200	US$9,803.92
6.1300	US$6,525.29
6.1400	US$3,257.33
6.1500	US$0.00
6.1600	-US$6,493.51
6.1700	-US$12,965.96
6.1800	-US$19,417.48
6.1900	-US$25,848.14
6.2000	-US$32,258.06
6.2100	-US$38,647.34
6.2200	-US$45,016.08
6.2300	-US$51,364.37
6.2400	-US$57,692.31
6.2500	-US$64,000.00
6.2600	-US$70,287.54
6.2700	-US$76,555.02
6.2800	-US$82,802.55
6.2900	-US$89,030.21
6.3000	-US$95,238.10
6.3100	-US$101,426.31
6.3200	-US$107,594.94
6.3300	-US$113,744.08

Risk Disclosure 風險披露

You should carefully understand the nature and risks of the Product before entering into the Product and assess your own financial status and risk tolerance level for the purpose of ensuring that the Product is suitable to you. Further, you are advised to read and understand the risks which include, without limitation, the following risks.

你(們)欲承作本產品前，應先小心了解本產品之性質及風險程度，並評估本身之財務狀況及風險承受能力，是否適合於承作本產品，且於承作本產品前，請詳讀及了解包括但不限於下列各類風險。

The risks associated with the Product are in general classified as follows：
本產品主要風險大致可分為下列幾類：

1.	Multiple Loss Risk 倍數損失風險
The Product is not principal protected. You may suffer substantial loss when the market turns or becomes against or adverse to you. This is because you are required to take up multiple times of the agreed amount of the underlying asset (at the strike price) periodically. In the worst scenario (sell call option), your loss may be unlimited.
本產品並不保本。當市況變得或變成不利於你(們)時，你(們)可能會蒙受重大虧損。因為，你(們)須依定價時程表(按照履約價)吸納議定倍數的基礎資產。你(們)在賣出買權之最壞的情形下，損失金額可能無限大。

2.	Knock – Out Event Risk 觸及失效事件風險
If the Product had a knock-out event, the market price of the underlying asset is at or above the knock price, the contract will terminate (i.e. you will cease to accumulate any further underlying asset since the knock-out event happened). The potential profit therefore is capped by the knock-out event.
若本產品含觸及失效事件條款，基礎資產市價達至或高於觸及價時，合約將被終止(即由觸及失效日期起將不再累積任何基礎資產)。因此潛在獲利上限會被觸及失效事件鎖定。

3.	Return Volatility Risk 回報波動風險
The return under the Product will depend on market conditions prevailing at the relevant Fixing Date And Time. The level of the underlying assets may go up as well as down during the tenure and the same will affect the return.
本產品的報酬取決於比價日和時間的市場狀況。基礎資產的水平於交易期限內可升可跌且會影響回報。

4.	Early Termination Risk 提早終止風險
The Product is an over-the-counter product and you may have no other options but to contact us and request for an early termination and which termination shall be subject to the terms and conditions to be agreed between you and us. We are not obliged to agree to early termination and you will be liable to all costs and expenses in connection with the early termination if we so agree. In addition, longer tenor contracts associated with higher risks and, in principle , higher costs for early termination.
本產品為店頭市場交易產品。你(們)除請求本行同意以雙方同意的條款及細則提前終止本產品外可能別無他法。但是，本行無義務務必同意提前終止的要求。同時，你(們)亦必須承擔因提前終止而衍生的費用及支出(如本行同意提前終止)。除此之外，年期較長的合約會有較高的風險及，原則上，較高的提早終止費用。

5.	Credit Risk 信用風險
The Product is subject to the creditworthiness of us and to the extent permitted by law, there is no assurance of protection against a default by us in respect of our payment obligations.
本產品將受限於本行的信用。於法律容許的範圍內，本行不會就本行付款責任的失責作出任何保證或保障。

6.	Event Risk 事件風險
The terms and conditions of the Product are subject to change in case of occurrence of certain events which include, without limitation, market movement, market disruption, mergers and acquisitions, suspension of trading, nationalization, insolvency and revision of laws applicable to taxation.
本產品的條款及細則可能基於若干事件的發生(包括但不限於：市場變動、市場擾亂、合併、暫停交易、國有化、破產及稅法修訂等事件)而須予以調整。

7.	Exchange Rate Risk 匯率風險
If the Product is entered into in a currency other than the domestic currency and you choose to convert it back to the domestic currency upon maturity, you may make a gain or loss as a result of exchange rate fluctuation.
如你(們)以非本地貨幣承作本產品，而你(們)於到期時選擇將交易的貨幣兌換成本地貨幣，則你(們)可能會因為滙率的波動而得益或損失。

8.	Tax Risk 稅賦風險
You should seek independent tax advice before entering into the Product. We are not in the business of providing tax advice and therefore cannot be relied upon to advise, nor take any responsibility for the taxation implication in respect of the Product.
你(們)應於承作本產品前尋求獨立的稅務意見。本行並非從事提供稅務意見的業務。因此，你(們)不應依賴本行對本產品的稅務意見。同時，本行不對本產品的稅務影響承擔任何責任。

9.	Potential Conflict of Interest Risk 潛在利益衝突風險
We and/or our affiliates will conduct transactions as principal and as agent in the market in which the Product is traded, including, the buying or selling of the Product. Those trading activities may affect (whether positively or negatively) the price of the Product at any point in time. Further, we also act as the calculation agent and, to that extent, our interest may conflict with yours.
本行及/或本行的相關連公司於本產品進行交易的市場中將以主事人或代理人身份進行交易，包括買賣本產品。此舉於任何時點均可能影響本產品的價格(無論是正面或負面的影響)。此外，本行亦是本產品的結算機構，於上述範圍內，本行的利益與你(們)的利益可能存在衝突。

10.	Maximum Exposure Risk 最大曝險風險
You should carefully evaluate the maximum exposure before entering into the Product for hedging purpose. In particular, you are strongly advised that the proposed maximum exposure associated with the Product (or the resulting total maximum exposure after taking into account other outstanding accumulator type contract) shall not be materially higher than your positions or anticipated cash outflows in the relevant foreign currency.
若你(們)的交易是以對沖為目的，你(們)應事先小心評估最大曝險金額。特別是，你(們)被強烈建議，涉及本產品的可能最大曝險額(或計算其他未平倉的累計期權類型合約後產生的最大曝險總額)不應過度超越你(們)的相關外幣的持倉量或相關貨幣的預計現金流出量。

Confidentiality 機密

The information contained herein is confidential and may not be copied, reproduced or otherwise disseminated in whole or in part without our prior written consent unless required by your professional advisors.

本產品說明書所含有關之資料均為機密資料，未經本行事先的書面同意不得全部或部份地複印、複製或傳播，你(們)專業顧問要求者除外。

Language 語言

In case of conflict between the English version and Chinese version of this Term Sheet, the English Version shall prevail.
若本產品說明書的中文及英文版本文義存在歧異，悉依英文版本為準。

Client’s Acknowledgment and Declaration 客戶的確認及聲明

The Client, the undersigned, acknowledges and declares the followings:
客戶，下列簽署人，確認及聲明並下列事項:

(i)	The Client has read carefully and fully understood the terms and conditions and all other information set out in this Term Sheet.
客戶已詳細閱讀及明白本產品說明書的條款及細則及其他載列於本產品說明書的所有資訊及完全明白上述各項;
(ii)	The Client is invited to carefully read the risks associated with the Product and is capable of understanding the risk in connection therewith；
客戶已被邀請細閱本產品涉及的風險及有能力理解個中風險;
(iii)	The Client agrees to enter into the transaction contemplated under this Term Sheet and makes his investment decision in the Product on his own judgment, for his sole account and at his own risk；
客戶同意承作本產品說明書項下的交易及根據其本身的判斷作出投資本產品的決定，並自行承擔風險及損失;
(iv)	Taishin International Bank Co., Ltd., Hong Kong Branch accepts no liability for the performance of the Product; and
台新國際商業銀行股份有限公司，香港分行毋須為本產品的表現承擔任何之責任; 及
(v)	The Client has financial resources to absorb the risk of any loss that may be associated with the Product.
客戶有財務資源承受本產品引致的損失。

_____________________________ Client Signature(s) and Chop (if any)： 客戶簽署及印章(如有) 日期Date：

Term Sheet of USDCNH Target Redemption Forward With EKI

IMPORTANT NOTICE 重要通知

This product (the “Product”) is a structured product involving derivatives. The investment decision is yours but you should not invest in the Product unless we who sell it to you have explained to you that the Product is suitable for you having regard to your financial situation, investment experience and investment objectives. The Product is not equivalent to time deposit and is not protected under the Deposit Protection Scheme in Hong Kong.

此產品(下稱「本產品」)乃涉及金融衍生工具的結構性產品。 投資決定是由你(們)自行作出的。但你(們)不應投資在本產品除非本行於銷售本產品時已向你(們)解釋經考慮你(們)的財務情況、投資經驗及目標後，本產品是適合你(們)的。本產品並不等同定期存款，亦不是香港的存款保障計劃下的受保障存款。

The contents of this Term Sheet have not been reviewed by any regulatory authority in Hong Kong. You are advised to exercise caution in relation to the offer. If you are in any doubt about any of the contents of this document, you should obtain independent professional advice.

本產品說明書的內容未經在香港的規管當局審核。你(們)應就有關要約謹慎行事。如你(們)對本產品說明書的任何內容有任何疑問，你(們)應尋求獨立專業意見。

<<非公開銷售>>

Purpose of Term Sheet 產品說明書的目的

This Term Sheet is for indication and/or discussion purposes only and has no binding effect. Further, it shall not be construed as an offer, recommendation or solicitation to enter into any transaction. Terms or conditions contained herein are for reference, may vary, modify, delete or revoke when circumstances require, and will be subject to the final trade terms of the transaction set forth in the legally binding agreement and /or confirmation.
本產品說明書供參考及/或討論之用，並不具約束力。同時，本產品說明書並不構成對任何交易的要約、建議或招攬行為。本產品說明書下的條款及細則僅作參考用，得因情況需要而改變、修改、取消或撤銷，並應以具法律約束性的協議及／或確認書中所載列之最終交易條款為準。

We are not acting as your advisor or agent in connection with the Product. This Term Sheet does not purport to exhaustively list or summarize all of the terms and conditions of a particular transaction, nor to identify or define all or any of the risks (direct or indirect) that would be associated with the contemplated transaction. Prior to entering into a transaction, you should consult your own financial, tax, accounting, legal and other advisors that you consider appropriate and make your own investment, hedging, and trading decisions without reliance on us. We shall not be liable to all loss and damage suffered or sustained by you arising out of or in connection with your entering into the transaction contemplated hereunder.
本行並非你(們)之顧問或代理人。本產品說明書並不擬詳盡列出或概括個別交易的所有條款及條文，亦不擬指出或界定所有或任何涉及預期交易的風險(不論直接或間接)。於進行交易前，倘若你(們)認為適當應向財務、稅務、會計、法律或其他顧問進行諮詢及於不依賴本行的前提下自行作出投資、對沖或交易决定。本行對你(們)進行預期的交易而招致或導致的損失及損害毋須承擔任何責任。

Notwithstanding that we shall use our best endeavor to ensure that the information contained herein is reliable, we make no representation or undertaking as to the accuracy, update or completeness of any information contained herein or otherwise provided by us.
儘管本行將竭盡所能確保本產品說明書所含有關之資料應為可靠，惟本行不會就本產品說明書所含有關之資料或其他由本行提供的資料的準確性、及時性、或完整性作出任何保證或承諾。

Indicative Terms and Conditions:

參考交易條款：

Party A (Bank)	Taishin International Bank, Hong Kong Branch
Party B (Client)	STAND BEST CREATION LIMITED (CIF: 006469)
Reference No.	STR-OP-02934-02937
Trade Date	31 Dec 2013
Notional Per Fixing	USD 2,000,000 per Fixing
Leverage	2 Times
Settlement	Cash Settlement
Fixing Dates	On monthly basis, each Fixing Date will be 2 business days prior to each Delivery Date, as per Date Schedule

Delivery Dates	On monthly basis, as per Date Schedule
Business Days for Fixing Date	Hong Kong
Business Days for Settlement Date	Hong Kong, New York, Beijing
Business Day Convention	Modified Following
Strike Rate	6.1150
European Knock – In	6.1800
Target Knock – Out Value (Target KO)	0.2000 (Exact)
Total Number Of fixings	12
Monthly ITM Intrinsic Value	Monthly ITM Intrinsic value = max[(Strike Rate - USD/CNH Fixing Rate),0)]
Knock – Out Event (KO Event)	Knock-Out Event is deemed to have occurred if the accumulated ITM Intrinsic Value(including the present period’s) is greater than or equal to Target KO

Fixing Date Scenario	If Knock-Out Event has not occurred on or before the ith Fixing Date, and USD/CNH Fixing Rate is:
	-	at or below Strike Rate, Party B sells Notional Per Fixing of USD against CNH at Strike Rate value the ith Delivery Date;
	-	above European Knock-In, Party B sells 2 x Notional Per Fixing of USD against CNH at Strike Rate value the ith Delivery Date;
	-	above Strike Rate AND at or below European Knock-In, there will be no settlement for that Fixing Date.
Else, if Knock-Out Event occurs on the ith Fixing Date,
	-	Party B sells Notional Per Fixing of USD against CNH at Adjusted Strike Rate value the ith Delivery Date;
	-	The contract early terminates and there will be no settlements for the remaining Fixing Dates

ALL Payment will be cash settled in USD using USD/CNH Fixing Rate

Adjusted Strike Rate	Adjusted Strike Rate = USD/CNH Fixing Rate + (Target KO - accumulated ITM Intrinsic Value(excluding the present fixing’s))
USD/CNH Fixing Rate	The arithmetic mean of the ‘bid’ and ‘offer’ fixing of USD/CNH (CNH per USD) as appearing on <CNHFIX=> at or around 11:15 AM Hong Kong Time on the ith Fixing Date. If such rate is not available, the rate will be determined by the Calculation Agent in its sole discretion.

Date Schedule	Month	Fixing Date	Delivery Date
	1	5-Feb-14	7-Feb-14
	2	4-Mar-14	6-Mar-14
	3	4-Apr-14	8-Apr-14
	4	2-May-14	7-May-14
	5	4-Jun-14	6-Jun-14
	6	3-Jul-14	7-Jul-14
	7	4-Aug-14	6-Aug-14
	8	4-Sep-14	10-Sep-14
	9	6-Oct-14	8-Oct-14
	10	4-Nov-14	6-Nov-14
	11	4-Dec-14	8-Dec-14
	12	2-Jan-15	6-Jan-15

Calculation Agent	Taishin International Bank, Hong Kong Branch
Governing Law	English Law
Documentation 文件

This term sheet is issued subject to the terms of ISDA Master Agreement / “Financial Transaction Master Agreement” and “Master Agreement for Structured Product” (the “Terms”) promulgated from time to time by Taishin International Bank Co., Limited, Hong Kong Branch. If there is any conflict between this term sheet and the Terms, the provisions herein shall prevail. Unless otherwise provided, all defined terms in the 2006 ISDA Definitions / the 1998 FX and Currency Option Definitions as well as other applicable definitions are adopted herein.

本產品說明依據ISDA總協議的條文發出 / 由台新國際商業銀行股份有限公司，香港分行不時制訂的「金融交易總協議」及「台新國際商業銀行香港分行組合式商品交易主契約書」(下統稱「協總議」) 的條文發出。 倘若本產品說明與總協議的條文有任何差異，以本產品說明條文為準。除非另有規定，本產品說明採納 2006 ISDA定義 及 1998 外匯與貨幣選擇權定義及其他適用的定義。

Scenario Analysis 情境分析

USD/CNH Fixing	Gain/Loss	Knock - Out Event
6.0000	US$38,333.33	Knock-Out Event is deemed to have occurred if the accumulated ITM Intrinsic Value(including the present period's) is greater than or equal to Target KO
6.0100	US$34,941.76
6.0200	US$31,561.46
6.0300	US$28,192.37
6.0400	US$24,834.44
6.0500	US$21,487.60
6.0600	US$18,151.82
6.0700	US$14,827.02
6.0800	US$11,513.16
6.0900	US$8,210.18
6.1000	US$4,918.03
6.1100	US$1,636.66
6.1150	US$0.00
6.1200	US$0.00
6.1300	US$0.00
6.1400	US$0.00
6.1500	US$0.00
6.1600	US$0.00
6.1700	US$0.00
6.1800	US$0.00
6.1900	-US$48,465.27
6.2000	-US$54,838.71
6.2100	-US$61,191.63
6.2200	-US$67,524.12
6.2300	-US$73,836.28
6.2400	-US$80,128.21
6.2500	-US$86,400.00
6.2600	-US$92,651.76
6.2700	-US$98,883.57
6.2800	-US$105,095.54
6.2900	-US$111,287.76
6.3000	-US$117,460.32
6.3100	-US$123,613.31
6.3200	-US$129,746.84
6.3300	-US$135,860.98
6.3400	-US$141,955.84
6.3500	-US$148,031.50
6.3600	-US$154,088.05

Risk Disclosure 風險披露

You should carefully understand the nature and risks of the Product before entering into the Product and assess your own financial status and risk tolerance level for the purpose of ensuring that the Product is suitable to you. Further, you are advised to read and understand the risks which include, without limitation, the following risks.

你(們)欲承作本產品前，應先小心了解本產品之性質及風險程度，並評估本身之財務狀況及風險承受能力，是否適合於承作本產品，且於承作本產品前，請詳讀及了解包括但不限於下列各類風險。

The risks associated with the Product are in general classified as follows：
本產品主要風險大致可分為下列幾類：

1.	Multiple Loss Risk 倍數損失風險
The Product is not principal protected. You may suffer substantial loss when the market turns or becomes against or adverse to you. This is because you are required to take up multiple times of the agreed amount of the underlying asset (at the strike price) periodically. In the worst scenario (sell call option), your loss may be unlimited.
本產品並不保本。當市況變得或變成不利於你(們)時，你(們)可能會蒙受重大虧損。因為，你(們)須依定價時程表(按照履約價)吸納議定倍數的基礎資產。你(們)在賣出買權之最壞的情形下，損失金額可能無限大。

2.	Knock – Out Event Risk 觸及失效事件風險
If the Product had a knock-out event, the market price of the underlying asset is at or above the knock price, the contract will terminate (i.e. you will cease to accumulate any further underlying asset since the knock-out event happened). The potential profit therefore is capped by the knock-out event.
若本產品含觸及失效事件條款，基礎資產市價達至或高於觸及價時，合約將被終止(即由觸及失效日期起將不再累積任何基礎資產)。因此潛在獲利上限會被觸及失效事件鎖定。

3.	Return Volatility Risk 回報波動風險
The return under the Product will depend on market conditions prevailing at the relevant Fixing Date And Time. The level of the underlying assets may go up as well as down during the tenure and the same will affect the return.
本產品的報酬取決於比價日和時間的市場狀況。基礎資產的水平於交易期限內可升可跌且會影響回報。

4.	Early Termination Risk 提早終止風險
The Product is an over-the-counter product and you may have no other options but to contact us and request for an early termination and which termination shall be subject to the terms and conditions to be agreed between you and us. We are not obliged to agree to early termination and you will be liable to all costs and expenses in connection with the early termination if we so agree. In addition, longer tenor contracts associated with higher risks and, in principle , higher costs for early termination.
本產品為店頭市場交易產品。你(們)除請求本行同意以雙方同意的條款及細則提前終止本產品外可能別無他法。但是，本行無義務務必同意提前終止的要求。同時，你(們)亦必須承擔因提前終止而衍生的費用及支出(如本行同意提前終止)。除此之外，年期較長的合約會有較高的風險及，原則上，較高的提早終止費用。

5.	Credit Risk 信用風險
The Product is subject to the creditworthiness of us and to the extent permitted by law, there is no assurance of protection against a default by us in respect of our payment obligations.
本產品將受限於本行的信用。於法律容許的範圍內，本行不會就本行付款責任的失責作出任何保證或保障。

6.	Event Risk 事件風險
The terms and conditions of the Product are subject to change in case of occurrence of certain events which include, without limitation, market movement, market disruption, mergers and acquisitions, suspension of trading, nationalization, insolvency and revision of laws applicable to taxation.
本產品的條款及細則可能基於若干事件的發生(包括但不限於：市場變動、市場擾亂、合併、暫停交易、國有化、破產及稅法修訂等事件)而須予以調整。

7.	Exchange Rate Risk 匯率風險
If the Product is entered into in a currency other than the domestic currency and you choose to convert it back to the domestic currency upon maturity, you may make a gain or loss as a result of exchange rate fluctuation.
如你(們)以非本地貨幣承作本產品，而你(們)於到期時選擇將交易的貨幣兌換成本地貨幣，則你(們)可能會因為滙率的波動而得益或損失。

8.	Tax Risk 稅賦風險
You should seek independent tax advice before entering into the Product. We are not in the business of providing tax advice and therefore cannot be relied upon to advise, nor take any responsibility for the taxation implication in respect of the Product.
你(們)應於承作本產品前尋求獨立的稅務意見。本行並非從事提供稅務意見的業務。因此，你(們)不應依賴本行對本產品的稅務意見。同時，本行不對本產品的稅務影響承擔任何責任。

9.	Potential Conflict of Interest Risk 潛在利益衝突風險
We and/or our affiliates will conduct transactions as principal and as agent in the market in which the Product is traded, including, the buying or selling of the Product. Those trading activities may affect (whether positively or negatively) the price of the Product at any point in time. Further, we also act as the calculation agent and, to that extent, our interest may conflict with yours.
本行及/或本行的相關連公司於本產品進行交易的市場中將以主事人或代理人身份進行交易，包括買賣本產品。此舉於任何時點均可能影響本產品的價格(無論是正面或負面的影響)。此外，本行亦是本產品的結算機構，於上述範圍內，本行的利益與你(們)的利益可能存在衝突。

10.	Maximum Exposure Risk 最大曝險風險
You should carefully evaluate the maximum exposure before entering into the Product for hedging purpose. In particular, you are strongly advised that the proposed maximum exposure associated with the Product (or the resulting total maximum exposure after taking into account other outstanding accumulator type contract) shall not be materially higher than your positions or anticipated cash outflows in the relevant foreign currency.
若你(們)的交易是以對沖為目的，你(們)應事先小心評估最大曝險金額。特別是，你(們)被強烈建議，涉及本產品的可能最大曝險額(或計算其他未平倉的累計期權類型合約後產生的最大曝險總額)不應過度超越你(們)的相關外幣的持倉量或相關貨幣的預計現金流出量。

Confidentiality 機密

The information contained herein is confidential and may not be copied, reproduced or otherwise disseminated in whole or in part without our prior written consent unless required by your professional advisors.

本產品說明書所含有關之資料均為機密資料，未經本行事先的書面同意不得全部或部份地複印、複製或傳播，你(們)專業顧問要求者除外。

Language 語言

In case of conflict between the English version and Chinese version of this Term Sheet, the English Version shall prevail.
若本產品說明書的中文及英文版本文義存在歧異，悉依英文版本為準。

Client’s Acknowledgment and Declaration 客戶的確認及聲明

The Client, the undersigned, acknowledges and declares the followings:
客戶，下列簽署人，確認及聲明並下列事項:

(i)	The Client has read carefully and fully understood the terms and conditions and all other information set out in this Term Sheet.
客戶已詳細閱讀及明白本產品說明書的條款及細則及其他載列於本產品說明書的所有資訊及完全明白上述各項;
(ii)	The Client is invited to carefully read the risks associated with the Product and is capable of understanding the risk in connection therewith；
客戶已被邀請細閱本產品涉及的風險及有能力理解個中風險;
(iii)	The Client agrees to enter into the transaction contemplated under this Term Sheet and makes his investment decision in the Product on his own judgment, for his sole account and at his own risk；
客戶同意承作本產品說明書項下的交易及根據其本身的判斷作出投資本產品的決定，並自行承擔風險及損失;
(iv)	Taishin International Bank Co., Ltd., Hong Kong Branch accepts no liability for the performance of the Product; and
台新國際商業銀行股份有限公司，香港分行毋須為本產品的表現承擔任何之責任; 及
(v)	The Client has financial resources to absorb the risk of any loss that may be associated with the Product.
客戶有財務資源承受本產品引致的損失。

_____________________________ Client Signature(s) and Chop (if any)： 客戶簽署及印章(如有) 日期Date：

Term Sheet of USDCNH Target Redemption Forward with EKI

IMPORTANT NOTICE 重要通知

This product (the “Product”) is a structured product involving derivatives. The investment decision is yours but you should not invest in the Product unless we who sell it to you have explained to you that the Product is suitable for you having regard to your financial situation, investment experience and investment objectives. The Product is not equivalent to time deposit and is not protected under the Deposit Protection Scheme in Hong Kong.

此產品(下稱「本產品」)乃涉及金融衍生工具的結構性產品。 投資決定是由你(們)自行作出的。但你(們)不應投資在本產品除非本行於銷售本產品時已向你(們)解釋經考慮你(們)的財務情況、投資經驗及目標後，本產品是適合你(們)的。本產品並不等同定期存款，亦不是香港的存款保障計劃下的受保障存款。

The contents of this Term Sheet have not been reviewed by any regulatory authority in Hong Kong. You are advised to exercise caution in relation to the offer. If you are in any doubt about any of the contents of this document, you should obtain independent professional advice.

本產品說明書的內容未經在香港的規管當局審核。你(們)應就有關要約謹慎行事。如你(們)對本產品說明書的任何內容有任何疑問，你(們)應尋求獨立專業意見。

<<非公開銷售>>

Purpose of Term Sheet 產品說明書的目的

This Term Sheet is for indication and/or discussion purposes only and has no binding effect. Further, it shall not be construed as an offer, recommendation or solicitation to enter into any transaction. Terms or conditions contained herein are for reference, may vary, modify, delete or revoke when circumstances require, and will be subject to the final trade terms of the transaction set forth in the legally binding agreement and /or confirmation.
本產品說明書供參考及/或討論之用，並不具約束力。同時，本產品說明書並不構成對任何交易的要約、建議或招攬行為。本產品說明書下的條款及細則僅作參考用，得因情況需要而改變、修改、取消或撤銷，並應以具法律約束性的協議及／或確認書中所載列之最終交易條款為準。

We are not acting as your advisor or agent in connection with the Product. This Term Sheet does not purport to exhaustively list or summarize all of the terms and conditions of a particular transaction, nor to identify or define all or any of the risks (direct or indirect) that would be associated with the contemplated transaction. Prior to entering into a transaction, you should consult your own financial, tax, accounting, legal and other advisors that you consider appropriate and make your own investment, hedging, and trading decisions without reliance on us. We shall not be liable to all loss and damage suffered or sustained by you arising out of or in connection with your entering into the transaction contemplated hereunder.
本行並非你(們)之顧問或代理人。本產品說明書並不擬詳盡列出或概括個別交易的所有條款及條文，亦不擬指出或界定所有或任何涉及預期交易的風險(不論直接或間接)。於進行交易前，倘若你(們)認為適當應向財務、稅務、會計、法律或其他顧問進行諮詢及於不依賴本行的前提下自行作出投資、對沖或交易决定。本行對你(們)進行預期的交易而招致或導致的損失及損害毋須承擔任何責任。

Notwithstanding that we shall use our best endeavor to ensure that the information contained herein is reliable, we make no representation or undertaking as to the accuracy, update or completeness of any information contained herein or otherwise provided by us.
儘管本行將竭盡所能確保本產品說明書所含有關之資料應為可靠，惟本行不會就本產品說明書所含有關之資料或其他由本行提供的資料的準確性、及時性、或完整性作出任何保證或承諾。

Indicative Terms and Conditions:

參考交易條款：

Party A	Taishin International Bank, Hong Kong Branch
Party B	STAND BEST CREATION LIMITED (CIF: 006469)
Reference No.	STR-OP-03390-03393
Trade Date	15 Jan 2014
Notional Per Fixing	USD 5,000,000 per Fixing
Leverage	2 Times
Settlement	Cash Settlement
Fixing Dates	Each Fixing Date will be 2 business days prior to each Delivery Date, as per Date Schedule

Delivery Dates	As per Date Schedule
Business Dates (Fixing)	Hong Kong
Business Dates (Settlement)	Hong Kong, New York
Business Day Convention	Following
Strike Rate	6.0850
European Knock-In	6.1400
Target Knock-Out Value (Target KO)	0.2500 (Exact)
ITM Intrinsic Value	ITM Intrinsic value = max[(Strike Rate - USD/CNH Fixing Rate),0)]
Knock-Out Event (KO Event)	Knock-Out Event is deemed to have occurred if the accumulated ITM Intrinsic Value(including the present period’s) is greater than or equal to Target KO

Fixing Date Scenario	If Knock-Out Event has not occurred on or before the ith Fixing Date, and USD/CNH Fixing Rate is:
	-	at or below Strike Rate, Party B sells Notional Per Fixing of USD against CNH at Strike Rate value the ith Delivery Date (cash settled in USD);
	-	above Strike Rate, Party B sells 2 x Notional Per Fixing of USD against CNH at Strike Rate value the ith Delivery Date (cash settled in USD ).
	-	above Strike Rate AND at or below European Knock-In, there will be no settlement for that Fixing Date.
Else, if Knock-Out Event occurs on the ith Fixing Date,
	-	Party B sells Notional Per Fixing of USD against CNH at Adjusted Strike Rate value the ith Delivery Date (cash settled in USD);
	-	The contract early terminates and there will be no settlements for the remaining Fixing Dates.

Adjusted Strike Rate	Adjusted Strike Rate = USD/CNH Fixing Rate + (Target KO - accumulated ITM Intrinsic Value(excluding the present fixing’s))
USD/CNH Fixing Rate	The arithmetic mean of the ‘bid’ and ‘offer’ fixing of USD/CNH (CNH per USD) as appearing on <CNHFIX=> at or around 11:15 AM HK Time on the ith Fixing Date. If such rate is not available, the rate will be determined by the Calculation Agent in its sole discretion.

Month	Fixing Date	Delivery Date
1	14-Feb-14	18-Feb-14
2	13-Mar-14	17-Mar-14
3	15-Apr-14	17-Apr-14
4	15-May-14	19-May-14
5	13-Jun-14	17-Jun-14
6	15-Jul-14	17-Jul-14
7	14-Aug-14	18-Aug-14
8	15-Sep-14	17-Sep-14
9	15-Oct-14	17-Oct-14
10	13-Nov-14	17-Nov-14
11	15-Dec-14	17-Dec-14
12	22-Dec-14	24-Dec-14
13	29-Dec-14	31-Dec-14
14	5-Jan-15	7-Jan-15
15	12-Jan-15	14-Jan-15

Calculation Agent	Taishin International Bank, Hong Kong Branch
Governing Law	English Law
Documentation 文件

This term sheet is issued subject to the terms of ISDA Master Agreement / “Financial Transaction Master Agreement” and “Master Agreement for Structured Product” (the “Terms”) promulgated from time to time by Taishin International Bank Co., Limited, Hong Kong Branch. If there is any conflict between this term sheet and the Terms, the provisions herein shall prevail. Unless otherwise provided, all defined terms in the 2006 ISDA Definitions / the 1998 FX and Currency Option Definitions as well as other applicable definitions are adopted herein.

本產品說明依據ISDA總協議的條文發出 / 由台新國際商業銀行股份有限公司，香港分行不時制訂的「金融交易總協議」及「台新國際商業銀行香港分行組合式商品交易主契約書」(下統稱「協總議」) 的條文發出。 倘若本產品說明與總協議的條文有任何差異，以本產品說明條文為準。除非另有規定，本產品說明採納 2006 ISDA 定義 及 1998 外匯與貨幣選擇權定義及其他適用的定義。

Scenario Analysis 情境分析

USD/CNH Fixing	Gain/Loss	KO Event
6.0000	US$70,833.33	KO Event is deemed to have occurred if the Accumulated ITM Intrinsic Value (including the present Fixing’s) is greater than or equal to Target KO.
6.0100	US$62,396.01
6.0200	US$53,986.71
6.0300	US$45,605.31
6.0400	US$37,251.66
6.0500	US$28,925.62
6.0600	US$20,627.06
6.0700	US$12,355.85
6.0850	US$0.00
6.0900	US$0.00
6.1000	US$0.00
6.1100	US$0.00
6.1200	US$0.00
6.1300	US$0.00
6.1400	US$0.00
6.1500	-US$105,691.06
6.1600	-US$121,753.25
6.1700	-US$137,763.37

Risk Disclosure 風險披露

You should carefully understand the nature and risks of the Product before entering into the Product and assess your own financial status and risk tolerance level for the purpose of ensuring that the Product is suitable to you. Further, you are advised to read and understand the risks which include, without limitation, the following risks.

你(們)欲承作本產品前，應先小心了解本產品之性質及風險程度，並評估本身之財務狀況及風險承受能力，是否適合於承作本產品，且於承作本產品前，請詳讀及了解包括但不限於下列各類風險。

The risks associated with the Product are in general classified as follows：
本產品主要風險大致可分為下列幾類：

1.	Multiple Loss Risk 倍數損失風險
The Product is not principal protected. You may suffer substantial loss when the market turns or becomes against or adverse to you. This is because you are required to take up multiple times of the agreed amount of the underlying asset (at the strike price) periodically. In the worst scenario (sell call option), your loss may be unlimited.
本產品並不保本。當市況變得或變成不利於你(們)時，你(們)可能會蒙受重大虧損。因為，你(們)須依定價時程表(按照履約價)吸納議定倍數的基礎資產。你(們)在賣出買權之最壞的情形下，損失金額可能無限大。

2.	Knock – Out Event Risk 觸及失效事件風險
If the Product had a knock-out event, the market price of the underlying asset is at or above the knock price, the contract will terminate (i.e. you will cease to accumulate any further underlying asset since the knock-out event happened). The potential profit therefore is capped by the knock-out event.
若本產品含觸及失效事件條款，基礎資產市價達至或高於觸及價時，合約將被終止(即由觸及失效日期起將不再累積任何基礎資產)。因此潛在獲利上限會被觸及失效事件鎖定。

3.	Return Volatility Risk 回報波動風險
The return under the Product will depend on market conditions prevailing at the relevant Fixing Date And Time. The level of the underlying assets may go up as well as down during the tenure and the same will affect the return.
本產品的報酬取決於比價日和時間的市場狀況。基礎資產的水平於交易期限內可升可跌且會影響回報。

4.	Early Termination Risk 提早終止風險
The Product is an over-the-counter product and you may have no other options but to contact us and request for an early termination and which termination shall be subject to the terms and conditions to be agreed between you and us. We are not obliged to agree to early termination and you will be liable to all costs and expenses in connection with the early termination if we so agree. In addition, longer tenor contracts associated with higher risks and, in principle , higher costs for early termination.
本產品為店頭市場交易產品。你(們)除請求本行同意以雙方同意的條款及細則提前終止本產品外可能別無他法。但是，本行無義務務必同意提前終止的要求。同時，你(們)亦必須承擔因提前終止而衍生的費用及支出(如本行同意提前終止)。除此之外，年期較長的合約會有較高的風險及，原則上，較高的提早終止費用。

5.	Credit Risk 信用風險
The Product is subject to the creditworthiness of us and to the extent permitted by law, there is no assurance of protection against a default by us in respect of our payment obligations.
本產品將受限於本行的信用。於法律容許的範圍內，本行不會就本行付款責任的失責作出任何保證或保障。

6.	Event Risk 事件風險
The terms and conditions of the Product are subject to change in case of occurrence of certain events which include, without limitation, market movement, market disruption, mergers and acquisitions, suspension of trading, nationalization, insolvency and revision of laws applicable to taxation.
本產品的條款及細則可能基於若干事件的發生(包括但不限於：市場變動、市場擾亂、合併、暫停交易、國有化、破產及稅法修訂等事件)而須予以調整。

7.	Exchange Rate Risk 匯率風險
If the Product is entered into in a currency other than the domestic currency and you choose to convert it back to the domestic currency upon maturity, you may make a gain or loss as a result of exchange rate fluctuation.
如你(們)以非本地貨幣承作本產品，而你(們)於到期時選擇將交易的貨幣兌換成本地貨幣，則你(們)可能會因為滙率的波動而得益或損失。

8.	Tax Risk 稅賦風險
You should seek independent tax advice before entering into the Product. We are not in the business of providing tax advice and therefore cannot be relied upon to advise, nor take any responsibility for the taxation implication in respect of the Product.
你(們)應於承作本產品前尋求獨立的稅務意見。本行並非從事提供稅務意見的業務。因此，你(們)不應依賴本行對本產品的稅務意見。同時，本行不對本產品的稅務影響承擔任何責任。

9.	Potential Conflict of Interest Risk 潛在利益衝突風險
We and/or our affiliates will conduct transactions as principal and as agent in the market in which the Product is traded, including, the buying or selling of the Product. Those trading activities may affect (whether positively or negatively) the price of the Product at any point in time. Further, we also act as the calculation agent and, to that extent, our interest may conflict with yours.
本行及/或本行的相關連公司於本產品進行交易的市場中將以主事人或代理人身份進行交易，包括買賣本產品。此舉於任何時點均可能影響本產品的價格(無論是正面或負面的影響)。此外，本行亦是本產品的結算機構，於上述範圍內，本行的利益與你(們)的利益可能存在衝突。

10.	Maximum Exposure Risk 最大曝險風險
You should carefully evaluate the maximum exposure before entering into the Product for hedging purpose. In particular, you are strongly advised that the proposed maximum exposure associated with the Product (or the resulting total maximum exposure after taking into account other outstanding accumulator type contract) shall not be materially higher than your positions or anticipated cash outflows in the relevant foreign currency.
若你(們)的交易是以對沖為目的，你(們)應事先小心評估最大曝險金額。特別是，你(們)被強烈建議，涉及本產品的可能最大曝險額(或計算其他未平倉的累計期權類型合約後產生的最大曝險總額)不應過度超越你(們)的相關外幣的持倉量或相關貨幣的預計現金流出量。

Confidentiality 機密

The information contained herein is confidential and may not be copied, reproduced or otherwise disseminated in whole or in part without our prior written consent unless required by your professional advisors.

本產品說明書所含有關之資料均為機密資料，未經本行事先的書面同意不得全部或部份地複印、複製或傳播，你(們)專業顧問要求者除外。

Language 語言

In case of conflict between the English version and Chinese version of this Term Sheet, the English Version shall prevail.
若本產品說明書的中文及英文版本文義存在歧異，悉依英文版本為準。

Client’s Acknowledgment and Declaration 客戶的確認及聲明

The Client, the undersigned, acknowledges and declares the followings:
客戶，下列簽署人，確認及聲明並下列事項:

(i)	The Client has read carefully and fully understood the terms and conditions and all other information set out in this Term Sheet.
客戶已詳細閱讀及明白本產品說明書的條款及細則及其他載列於本產品說明書的所有資訊及完全明白上述各項;
(ii)	The Client is invited to carefully read the risks associated with the Product and is capable of understanding the risk in connection therewith；
客戶已被邀請細閱本產品涉及的風險及有能力理解個中風險;
(iii)	The Client agrees to enter into the transaction contemplated under this Term Sheet and makes his investment decision in the Product on his own judgment, for his sole account and at his own risk；
客戶同意承作本產品說明書項下的交易及根據其本身的判斷作出投資本產品的決定，並自行承擔風險及損失;
(iv)	Taishin International Bank Co., Ltd., Hong Kong Branch accepts no liability for the performance of the Product; and
台新國際商業銀行股份有限公司，香港分行毋須為本產品的表現承擔任何之責任; 及
(v)	The Client has financial resources to absorb the risk of any loss that may be associated with the Product.
客戶有財務資源承受本產品引致的損失。

_____________________________ Client Signature(s) and Chop (if any)： 客戶簽署及印章(如有) 日期Date：

Term Sheet of USDCNH Target Redemption Forward with EKI

IMPORTANT NOTICE 重要通知

This product (the “Product”) is a structured product involving derivatives. The investment decision is yours but you should not invest in the Product unless we who sell it to you have explained to you that the Product is suitable for you having regard to your financial situation, investment experience and investment objectives. The Product is not equivalent to time deposit and is not protected under the Deposit Protection Scheme in Hong Kong.

此產品(下稱「本產品」)乃涉及金融衍生工具的結構性產品。 投資決定是由你(們)自行作出的。但你(們)不應投資在本產品除非本行於銷售本產品時已向你(們)解釋經考慮你(們)的財務情況、投資經驗及目標後，本產品是適合你(們)的。本產品並不等同定期存款，亦不是香港的存款保障計劃下的受保障存款。

The contents of this Term Sheet have not been reviewed by any regulatory authority in Hong Kong. You are advised to exercise caution in relation to the offer. If you are in any doubt about any of the contents of this document, you should obtain independent professional advice.

本產品說明書的內容未經在香港的規管當局審核。你(們)應就有關要約謹慎行事。如你(們)對本產品說明書的任何內容有任何疑問，你(們)應尋求獨立專業意見。

<<非公開銷售>>

Purpose of Term Sheet 產品說明書的目的

This Term Sheet is for indication and/or discussion purposes only and has no binding effect. Further, it shall not be construed as an offer, recommendation or solicitation to enter into any transaction. Terms or conditions contained herein are for reference, may vary, modify, delete or revoke when circumstances require, and will be subject to the final trade terms of the transaction set forth in the legally binding agreement and /or confirmation.
本產品說明書供參考及/或討論之用，並不具約束力。同時，本產品說明書並不構成對任何交易的要約、建議或招攬行為。本產品說明書下的條款及細則僅作參考用，得因情況需要而改變、修改、取消或撤銷，並應以具法律約束性的協議及／或確認書中所載列之最終交易條款為準。

We are not acting as your advisor or agent in connection with the Product. This Term Sheet does not purport to exhaustively list or summarize all of the terms and conditions of a particular transaction, nor to identify or define all or any of the risks (direct or indirect) that would be associated with the contemplated transaction. Prior to entering into a transaction, you should consult your own financial, tax, accounting, legal and other advisors that you consider appropriate and make your own investment, hedging, and trading decisions without reliance on us. We shall not be liable to all loss and damage suffered or sustained by you arising out of or in connection with your entering into the transaction contemplated hereunder.
本行並非你(們)之顧問或代理人。本產品說明書並不擬詳盡列出或概括個別交易的所有條款及條文，亦不擬指出或界定所有或任何涉及預期交易的風險(不論直接或間接)。於進行交易前，倘若你(們)認為適當應向財務、稅務、會計、法律或其他顧問進行諮詢及於不依賴本行的前提下自行作出投資、對沖或交易决定。本行對你(們)進行預期的交易而招致或導致的損失及損害毋須承擔任何責任。

Notwithstanding that we shall use our best endeavor to ensure that the information contained herein is reliable, we make no representation or undertaking as to the accuracy, update or completeness of any information contained herein or otherwise provided by us.
儘管本行將竭盡所能確保本產品說明書所含有關之資料應為可靠，惟本行不會就本產品說明書所含有關之資料或其他由本行提供的資料的準確性、及時性、或完整性作出任何保證或承諾。

Indicative Terms and Conditions:

參考交易條款：

Party A	Taishin International Bank, Hong Kong Branch
Party B	STAND BEST CREATION LIMITED (CIF: 006469)
Reference No.	STR-OP-03480-03483
Trade Date	22 Jan 2014
Notional Per Fixing	USD 4,000,000 per Fixing
Leverage	2 Times
Settlement	Cash Settlement
Fixing Dates	Each Fixing Date will be 2 business days prior to each Delivery Date, as per Date Schedule

Delivery Dates	As per Date Schedule
Business Dates (Fixing)	Hong Kong
Business Dates (Settlement)	Hong Kong, New York
Business Day Convention	Following
Strike Rate	6.0900
European Knock-In	6.1500
Target Knock-Out Value (Target KO)	0.2500 (Exact)
ITM Intrinsic Value	ITM Intrinsic value = max[(Strike Rate - USD/CNH Fixing Rate),0)]
Knock-Out Event (KO Event)	Knock-Out Event is deemed to have occurred if the accumulated ITM Intrinsic Value(including the present period’s) is greater than or equal to Target KO

Fixing Date Scenario	If Knock-Out Event has not occurred on or before the ith Fixing Date, and USD/CNH Fixing Rate is:
	-	at or below Strike Rate, Party B sells Notional Per Fixing of USD against CNH at Strike Rate value the ith Delivery Date (cash settled in USD);
	-	above Strike Rate, Party B sells 2 x Notional Per Fixing of USD against CNH at Strike Rate value the ith Delivery Date (cash settled in USD).
	-	above Strike Rate AND at or below European Knock-In, there will be no settlement for that Fixing Date.
Else, if Knock-Out Event occurs on the ith Fixing Date,
	-	Party B sells Notional Per Fixing of USD against CNH at Adjusted Strike Rate value the ith Delivery Date (cash settled in USD);
	-	The contract early terminates and there will be no settlements for the remaining Fixing Dates.

Adjusted Strike Rate	Adjusted Strike Rate = USD/CNH Fixing Rate + (Target KO - accumulated ITM Intrinsic Value(excluding the present fixing’s))
USD/CNH Fixing Rate	The arithmetic mean of the ‘bid’ and ‘offer’ fixing of USD/CNH (CNH per USD) as appearing on <CNHFIX=> at or around 11:15 AM HK Time on the ith Fixing Date. If such rate is not available, the rate will be determined by the Calculation Agent in its sole discretion.

Date Schedule	Month	Fixing Date	Delivery Date
	1	24-Feb-14	26-Feb-14
	2	24-Mar-14	26-Mar-14
	3	24-Apr-14	28-Apr-14
	4	27-May-14	29-May-14
	5	24-Jun-14	26-Jun-14
	6	24-Jul-14	28-Jul-14
	7	25-Aug-14	27-Aug-14
	8	24-Sep-14	26-Sep-14
	9	24-Oct-14	28-Oct-14
	10	24-Nov-14	26-Nov-14
	11	24-Dec-14	29-Dec-14
	12	31-Dec-14	2-Jan-15
	13	7-Jan-15	9-Jan-15
	14	14-Jan-15	16-Jan-15
	15	21-Jan-15	23-Jan-15

Calculation Agent	Taishin International Bank, Hong Kong Branch
Governing Law	English Law
Documentation 文件

This term sheet is issued subject to the terms of ISDA Master Agreement / “Financial Transaction Master Agreement” and “Master Agreement for Structured Product” (the “Terms”) promulgated from time to time by Taishin International Bank Co., Limited, Hong Kong Branch. If there is any conflict between this term sheet and the Terms, the provisions herein shall prevail. Unless otherwise provided, all defined terms in the 2006 ISDA Definitions / the 1998 FX and Currency Option Definitions as well as other applicable definitions are adopted herein.

本產品說明依據ISDA總協議的條文發出 / 由台新國際商業銀行股份有限公司，香港分行不時制訂的「金融交易總協議」及「台新國際商業銀行香港分行組合式商品交易主契約書」(下統稱「協總議」) 的條文發出。 倘若本產品說明與總協議的條文有任何差異，以本產品說明條文為準。除非另有規定，本產品說明採納 2006 ISDA 定義 及 1998 外匯與貨幣選擇權定義及其他適用的定義。

Scenario Analysis 情境分析

USD/CNH Fixing	Gain/Loss	KO Event
6.0000	US$60,000.00	KO Event is deemed to have occurred if the Accumulated ITM Intrinsic Value (including the present Fixing’s) is greater than or equal to Target KO.
6.0100	US$53,244.59
6.0200	US$46,511.63
6.0300	US$39,801.00
6.0400	US$33,112.58
6.0500	US$26,446.28
6.0600	US$19,801.98
6.0700	US$13,179.57
6.0800	US$6,578.95
6.0900	US$0.00
6.1000	US$0.00
6.1100	US$0.00
6.1200	US$0.00
6.1300	US$0.00
6.1400	US$0.00
6.1500	US$0.00
6.1600	-US$90,909.09
6.1700	-US$103,727.71

Risk Disclosure 風險披露

You should carefully understand the nature and risks of the Product before entering into the Product and assess your own financial status and risk tolerance level for the purpose of ensuring that the Product is suitable to you. Further, you are advised to read and understand the risks which include, without limitation, the following risks.

你(們)欲承作本產品前，應先小心了解本產品之性質及風險程度，並評估本身之財務狀況及風險承受能力，是否適合於承作本產品，且於承作本產品前，請詳讀及了解包括但不限於下列各類風險。

The risks associated with the Product are in general classified as follows：
本產品主要風險大致可分為下列幾類：

1.	Multiple Loss Risk 倍數損失風險
The Product is not principal protected. You may suffer substantial loss when the market turns or becomes against or adverse to you. This is because you are required to take up multiple times of the agreed amount of the underlying asset (at the strike price) periodically. In the worst scenario (sell call option), your loss may be unlimited.
本產品並不保本。當市況變得或變成不利於你(們)時，你(們)可能會蒙受重大虧損。因為，你(們)須依定價時程表(按照履約價)吸納議定倍數的基礎資產。你(們)在賣出買權之最壞的情形下，損失金額可能無限大。

2.	Knock – Out Event Risk 觸及失效事件風險
If the Product had a knock-out event, the market price of the underlying asset is at or above the knock price, the contract will terminate (i.e. you will cease to accumulate any further underlying asset since the knock-out event happened). The potential profit therefore is capped by the knock-out event.
若本產品含觸及失效事件條款，基礎資產市價達至或高於觸及價時，合約將被終止(即由觸及失效日期起將不再累積任何基礎資產)。因此潛在獲利上限會被觸及失效事件鎖定。

3.	Return Volatility Risk 回報波動風險
The return under the Product will depend on market conditions prevailing at the relevant Fixing Date And Time. The level of the underlying assets may go up as well as down during the tenure and the same will affect the return.
本產品的報酬取決於比價日和時間的市場狀況。基礎資產的水平於交易期限內可升可跌且會影響回報。

4.	Early Termination Risk 提早終止風險
The Product is an over-the-counter product and you may have no other options but to contact us and request for an early termination and which termination shall be subject to the terms and conditions to be agreed between you and us. We are not obliged to agree to early termination and you will be liable to all costs and expenses in connection with the early termination if we so agree. In addition, longer tenor contracts associated with higher risks and, in principle , higher costs for early termination.
本產品為店頭市場交易產品。你(們)除請求本行同意以雙方同意的條款及細則提前終止本產品外可能別無他法。但是，本行無義務務必同意提前終止的要求。同時，你(們)亦必須承擔因提前終止而衍生的費用及支出(如本行同意提前終止)。除此之外，年期較長的合約會有較高的風險及，原則上，較高的提早終止費用。

5.	Credit Risk 信用風險
The Product is subject to the creditworthiness of us and to the extent permitted by law, there is no assurance of protection against a default by us in respect of our payment obligations.
本產品將受限於本行的信用。於法律容許的範圍內，本行不會就本行付款責任的失責作出任何保證或保障。

6.	Event Risk 事件風險
The terms and conditions of the Product are subject to change in case of occurrence of certain events which include, without limitation, market movement, market disruption, mergers and acquisitions, suspension of trading, nationalization, insolvency and revision of laws applicable to taxation.
本產品的條款及細則可能基於若干事件的發生(包括但不限於：市場變動、市場擾亂、合併、暫停交易、國有化、破產及稅法修訂等事件)而須予以調整。

7.	Exchange Rate Risk 匯率風險
If the Product is entered into in a currency other than the domestic currency and you choose to convert it back to the domestic currency upon maturity, you may make a gain or loss as a result of exchange rate fluctuation.
如你(們)以非本地貨幣承作本產品，而你(們)於到期時選擇將交易的貨幣兌換成本地貨幣，則你(們)可能會因為滙率的波動而得益或損失。

8.	Tax Risk 稅賦風險
You should seek independent tax advice before entering into the Product. We are not in the business of providing tax advice and therefore cannot be relied upon to advise, nor take any responsibility for the taxation implication in respect of the Product.
你(們)應於承作本產品前尋求獨立的稅務意見。本行並非從事提供稅務意見的業務。因此，你(們)不應依賴本行對本產品的稅務意見。同時，本行不對本產品的稅務影響承擔任何責任。

9.	Potential Conflict of Interest Risk 潛在利益衝突風險
We and/or our affiliates will conduct transactions as principal and as agent in the market in which the Product is traded, including, the buying or selling of the Product. Those trading activities may affect (whether positively or negatively) the price of the Product at any point in time. Further, we also act as the calculation agent and, to that extent, our interest may conflict with yours.
本行及/或本行的相關連公司於本產品進行交易的市場中將以主事人或代理人身份進行交易，包括買賣本產品。此舉於任何時點均可能影響本產品的價格(無論是正面或負面的影響)。此外，本行亦是本產品的結算機構，於上述範圍內，本行的利益與你(們)的利益可能存在衝突。

10.	Maximum Exposure Risk 最大曝險風險
You should carefully evaluate the maximum exposure before entering into the Product for hedging purpose. In particular, you are strongly advised that the proposed maximum exposure associated with the Product (or the resulting total maximum exposure after taking into account other outstanding accumulator type contract) shall not be materially higher than your positions or anticipated cash outflows in the relevant foreign currency.
若你(們)的交易是以對沖為目的，你(們)應事先小心評估最大曝險金額。特別是，你(們)被強烈建議，涉及本產品的可能最大曝險額(或計算其他未平倉的累計期權類型合約後產生的最大曝險總額)不應過度超越你(們)的相關外幣的持倉量或相關貨幣的預計現金流出量。

Confidentiality 機密

The information contained herein is confidential and may not be copied, reproduced or otherwise disseminated in whole or in part without our prior written consent unless required by your professional advisors.

本產品說明書所含有關之資料均為機密資料，未經本行事先的書面同意不得全部或部份地複印、複製或傳播，你(們)專業顧問要求者除外。

Language 語言

In case of conflict between the English version and Chinese version of this Term Sheet, the English Version shall prevail.
若本產品說明書的中文及英文版本文義存在歧異，悉依英文版本為準。

Client’s Acknowledgment and Declaration 客戶的確認及聲明

The Client, the undersigned, acknowledges and declares the followings:
客戶，下列簽署人，確認及聲明並下列事項:

(i)	The Client has read carefully and fully understood the terms and conditions and all other information set out in this Term Sheet.
客戶已詳細閱讀及明白本產品說明書的條款及細則及其他載列於本產品說明書的所有資訊及完全明白上述各項;
(ii)	The Client is invited to carefully read the risks associated with the Product and is capable of understanding the risk in connection therewith；
客戶已被邀請細閱本產品涉及的風險及有能力理解個中風險;
(iii)	The Client agrees to enter into the transaction contemplated under this Term Sheet and makes his investment decision in the Product on his own judgment, for his sole account and at his own risk；
客戶同意承作本產品說明書項下的交易及根據其本身的判斷作出投資本產品的決定，並自行承擔風險及損失;
(iv)	Taishin International Bank Co., Ltd., Hong Kong Branch accepts no liability for the performance of the Product; and
台新國際商業銀行股份有限公司，香港分行毋須為本產品的表現承擔任何之責任; 及
(v)	The Client has financial resources to absorb the risk of any loss that may be associated with the Product.
客戶有財務資源承受本產品引致的損失。

_____________________________ Client Signature(s) and Chop (if any)： 客戶簽署及印章(如有) 日期Date：

Term Sheet of USDCNH Target Redemption Forward with EKI

IMPORTANT NOTICE 重要通知

This product (the “Product”) is a structured product involving derivatives. The investment decision is yours but you should not invest in the Product unless we who sell it to you have explained to you that the Product is suitable for you having regard to your financial situation, investment experience and investment objectives. The Product is not equivalent to time deposit and is not protected under the Deposit Protection Scheme in Hong Kong.

此產品(下稱「本產品」)乃涉及金融衍生工具的結構性產品。 投資決定是由你(們)自行作出的。但你(們)不應投資在本產品除非本行於銷售本產品時已向你(們)解釋經考慮你(們)的財務情況、投資經驗及目標後，本產品是適合你(們)的。本產品並不等同定期存款，亦不是香港的存款保障計劃下的受保障存款。

The contents of this Term Sheet have not been reviewed by any regulatory authority in Hong Kong. You are advised to exercise caution in relation to the offer. If you are in any doubt about any of the contents of this document, you should obtain independent professional advice.

本產品說明書的內容未經在香港的規管當局審核。你(們)應就有關要約謹慎行事。如你(們)對本產品說明書的任何內容有任何疑問，你(們)應尋求獨立專業意見。

<<非公開銷售>>

Purpose of Term Sheet 產品說明書的目的

This Term Sheet is for indication and/or discussion purposes only and has no binding effect. Further, it shall not be construed as an offer, recommendation or solicitation to enter into any transaction. Terms or conditions contained herein are for reference, may vary, modify, delete or revoke when circumstances require, and will be subject to the final trade terms of the transaction set forth in the legally binding agreement and /or confirmation.
本產品說明書供參考及/或討論之用，並不具約束力。同時，本產品說明書並不構成對任何交易的要約、建議或招攬行為。本產品說明書下的條款及細則僅作參考用，得因情況需要而改變、修改、取消或撤銷，並應以具法律約束性的協議及／或確認書中所載列之最終交易條款為準。

We are not acting as your advisor or agent in connection with the Product. This Term Sheet does not purport to exhaustively list or summarize all of the terms and conditions of a particular transaction, nor to identify or define all or any of the risks (direct or indirect) that would be associated with the contemplated transaction. Prior to entering into a transaction, you should consult your own financial, tax, accounting, legal and other advisors that you consider appropriate and make your own investment, hedging, and trading decisions without reliance on us. We shall not be liable to all loss and damage suffered or sustained by you arising out of or in connection with your entering into the transaction contemplated hereunder.
本行並非你(們)之顧問或代理人。本產品說明書並不擬詳盡列出或概括個別交易的所有條款及條文，亦不擬指出或界定所有或任何涉及預期交易的風險(不論直接或間接)。於進行交易前，倘若你(們)認為適當應向財務、稅務、會計、法律或其他顧問進行諮詢及於不依賴本行的前提下自行作出投資、對沖或交易决定。本行對你(們)進行預期的交易而招致或導致的損失及損害毋須承擔任何責任。

Notwithstanding that we shall use our best endeavor to ensure that the information contained herein is reliable, we make no representation or undertaking as to the accuracy, update or completeness of any information contained herein or otherwise provided by us.
儘管本行將竭盡所能確保本產品說明書所含有關之資料應為可靠，惟本行不會就本產品說明書所含有關之資料或其他由本行提供的資料的準確性、及時性、或完整性作出任何保證或承諾。

Indicative Terms and Conditions:

參考交易條款：

Party A	Taishin International Bank, Hong Kong Branch
Party B	STAND BEST CREATION LIMITED (CIF: 006469)
Reference No.	STR-OP-03578-03581
Trade Date	28 Jan 2014
Notional Per Fixing	USD 3,500,000 per Fixing
Leverage	2 Times
Settlement	Cash Settlement
Fixing Dates	Each Fixing Date will be 2 business days prior to each Delivery Date, as per Date Schedule

Delivery Dates	As per Date Schedule
Business Dates (Fixing)	Hong Kong
Business Dates (Settlement)	Hong Kong, New York
Business Day Convention	Following
Strike Rate	6.1100
European Knock-In	6.1600
Target Knock-Out Value (Target KO)	0.3000 (Exact)
ITM Intrinsic Value	ITM Intrinsic value = max[(Strike Rate - USD/CNH Fixing Rate),0)]
Knock-Out Event (KO Event)	Knock-Out Event is deemed to have occurred if the accumulated ITM Intrinsic Value(including the present period’s) is greater than or equal to Target KO

Fixing Date Scenario	If Knock-Out Event has not occurred on or before the ith Fixing Date, and USD/CNH Fixing Rate is:
	-	at or below Strike Rate, Party B sells Notional Per Fixing of USD against CNH at Strike Rate value the ith Delivery Date (cash settled in USD);
	-	above Strike Rate, Party B sells 2 x Notional Per Fixing of USD against CNH at Strike Rate value the ith Delivery Date (cash settled in USD).
	-	above Strike Rate AND at or below European Knock-In, there will be no settlement for that Fixing Date.
Else, if Knock-Out Event occurs on the ith Fixing Date,
	-	Party B sells Notional Per Fixing of USD against CNH at Adjusted Strike Rate value the ith Delivery Date (cash settled in USD);
	-	The contract early terminates and there will be no settlements for the remaining Fixing Dates.

Adjusted Strike Rate	Adjusted Strike Rate = USD/CNH Fixing Rate + (Target KO - accumulated ITM Intrinsic Value(excluding the present fixing’s))
USD/CNH Fixing Rate	The arithmetic mean of the ‘bid’ and ‘offer’ fixing of USD/CNH (CNH per USD) as appearing on <CNHFIX01> at or around 11:15 AM HK Time on the ith Fixing Date. If such rate is not available, the rate will be determined by the Calculation Agent in its sole discretion.

Date Schedule	Month	Fixing Date	Delivery Date
	1	4-Mar-14	6-Mar-14
	2	2-Apr-14	7-Apr-14
	3	30-Apr-14	7-May-14
	4	4-Jun-14	6-Jun-14
	5	3-Jul-14	7-Jul-14
	6	4-Aug-14	6-Aug-14
	7	4-Sep-14	10-Sep-14
	8	29-Sep-14	8-Oct-14
	9	4-Nov-14	6-Nov-14
	10	4-Dec-14	8-Dec-14
	11	31-Dec-14	6-Jan-15
	12	5-Jan-15	7-Jan-15
	13	12-Jan-15	14-Jan-15
	14	19-Jan-15	21-Jan-15
	15	26-Jan-15	28-Jan-15

Calculation Agent	Taishin International Bank, Hong Kong Branch
Governing Law	English Law
Documentation 文件

This term sheet is issued subject to the terms of ISDA Master Agreement / “Financial Transaction Master Agreement” and “Master Agreement for Structured Product” (the “Terms”) promulgated from time to time by Taishin International Bank Co., Limited, Hong Kong Branch. If there is any conflict between this term sheet and the Terms, the provisions herein shall prevail. Unless otherwise provided, all defined terms in the 2006 ISDA Definitions / the 1998 FX and Currency Option Definitions as well as other applicable definitions are adopted herein.

本產品說明依據ISDA總協議的條文發出 / 由台新國際商業銀行股份有限公司，香港分行不時制訂的「金融交易總協議」及「台新國際商業銀行香港分行組合式商品交易主契約書」(下統稱「協總議」) 的條文發出。 倘若本產品說明與總協議的條文有任何差異，以本產品說明條文為準。除非另有規定，本產品說明採納 2006 ISDA 定義 及 1998 外匯與貨幣選擇權定義及其他適用的定義。

Scenario Analysis 情境分析

USD/CNH Fixing	Gain/Loss	KO Event
6.0200	US$52,325.58	KO Event is deemed to have occurred if the Accumulated ITM Intrinsic Value(including the present period’s) is greater than or equal to Target KO.
6.0300	US$46,434.49
6.0400	US$40,562.91
6.0500	US$34,710.74
6.0600	US$28,877.89
6.0700	US$23,064.25
6.0800	US$17,269.74
6.0900	US$11,494.25
6.1000	US$5,737.70
6.1100	US$0.00
6.1200	US$0.00
6.1300	US$0.00
6.1400	US$0.00
6.1500	US$0.00
6.1600	US$0.00
6.1700	-US$68,071.31
6.1800	-US$79,288.03
6.1900	-US$90,468.50
6.2000	-US$101,612.90

Risk Disclosure 風險披露

You should carefully understand the nature and risks of the Product before entering into the Product and assess your own financial status and risk tolerance level for the purpose of ensuring that the Product is suitable to you. Further, you are advised to read and understand the risks which include, without limitation, the following risks.

你(們)欲承作本產品前，應先小心了解本產品之性質及風險程度，並評估本身之財務狀況及風險承受能力，是否適合於承作本產品，且於承作本產品前，請詳讀及了解包括但不限於下列各類風險。

The risks associated with the Product are in general classified as follows：
本產品主要風險大致可分為下列幾類：

1.	Multiple Loss Risk 倍數損失風險
The Product is not principal protected. You may suffer substantial loss when the market turns or becomes against or adverse to you. This is because you are required to take up multiple times of the agreed amount of the underlying asset (at the strike price) periodically. In the worst scenario (sell call option), your loss may be unlimited.
本產品並不保本。當市況變得或變成不利於你(們)時，你(們)可能會蒙受重大虧損。因為，你(們)須依定價時程表(按照履約價)吸納議定倍數的基礎資產。你(們)在賣出買權之最壞的情形下，損失金額可能無限大。

2.	Knock – Out Event Risk 觸及失效事件風險
If the Product had a knock-out event, the market price of the underlying asset is at or above the knock price, the contract will terminate (i.e. you will cease to accumulate any further underlying asset since the knock-out event happened). The potential profit therefore is capped by the knock-out event.
若本產品含觸及失效事件條款，基礎資產市價達至或高於觸及價時，合約將被終止(即由觸及失效日期起將不再累積任何基礎資產)。因此潛在獲利上限會被觸及失效事件鎖定。

3.	Return Volatility Risk 回報波動風險
The return under the Product will depend on market conditions prevailing at the relevant Fixing Date And Time. The level of the underlying assets may go up as well as down during the tenure and the same will affect the return.
本產品的報酬取決於比價日和時間的市場狀況。基礎資產的水平於交易期限內可升可跌且會影響回報。

4.	Early Termination Risk 提早終止風險
The Product is an over-the-counter product and you may have no other options but to contact us and request for an early termination and which termination shall be subject to the terms and conditions to be agreed between you and us. We are not obliged to agree to early termination and you will be liable to all costs and expenses in connection with the early termination if we so agree. In addition, longer tenor contracts associated with higher risks and, in principle , higher costs for early termination.
本產品為店頭市場交易產品。你(們)除請求本行同意以雙方同意的條款及細則提前終止本產品外可能別無他法。但是，本行無義務務必同意提前終止的要求。同時，你(們)亦必須承擔因提前終止而衍生的費用及支出(如本行同意提前終止)。除此之外，年期較長的合約會有較高的風險及，原則上，較高的提早終止費用。

5.	Credit Risk 信用風險
The Product is subject to the creditworthiness of us and to the extent permitted by law, there is no assurance of protection against a default by us in respect of our payment obligations.
本產品將受限於本行的信用。於法律容許的範圍內，本行不會就本行付款責任的失責作出任何保證或保障。

6.	Event Risk 事件風險
The terms and conditions of the Product are subject to change in case of occurrence of certain events which include, without limitation, market movement, market disruption, mergers and acquisitions, suspension of trading, nationalization, insolvency and revision of laws applicable to taxation.
本產品的條款及細則可能基於若干事件的發生(包括但不限於：市場變動、市場擾亂、合併、暫停交易、國有化、破產及稅法修訂等事件)而須予以調整。

7.	Exchange Rate Risk 匯率風險
If the Product is entered into in a currency other than the domestic currency and you choose to convert it back to the domestic currency upon maturity, you may make a gain or loss as a result of exchange rate fluctuation.
如你(們)以非本地貨幣承作本產品，而你(們)於到期時選擇將交易的貨幣兌換成本地貨幣，則你(們)可能會因為滙率的波動而得益或損失。

8.	Tax Risk 稅賦風險
You should seek independent tax advice before entering into the Product. We are not in the business of providing tax advice and therefore cannot be relied upon to advise, nor take any responsibility for the taxation implication in respect of the Product.
你(們)應於承作本產品前尋求獨立的稅務意見。本行並非從事提供稅務意見的業務。因此，你(們)不應依賴本行對本產品的稅務意見。同時，本行不對本產品的稅務影響承擔任何責任。

9.	Potential Conflict of Interest Risk 潛在利益衝突風險
We and/or our affiliates will conduct transactions as principal and as agent in the market in which the Product is traded, including, the buying or selling of the Product. Those trading activities may affect (whether positively or negatively) the price of the Product at any point in time. Further, we also act as the calculation agent and, to that extent, our interest may conflict with yours.
本行及/或本行的相關連公司於本產品進行交易的市場中將以主事人或代理人身份進行交易，包括買賣本產品。此舉於任何時點均可能影響本產品的價格(無論是正面或負面的影響)。此外，本行亦是本產品的結算機構，於上述範圍內，本行的利益與你(們)的利益可能存在衝突。

10.	Maximum Exposure Risk 最大曝險風險
You should carefully evaluate the maximum exposure before entering into the Product for hedging purpose. In particular, you are strongly advised that the proposed maximum exposure associated with the Product (or the resulting total maximum exposure after taking into account other outstanding accumulator type contract) shall not be materially higher than your positions or anticipated cash outflows in the relevant foreign currency.
若你(們)的交易是以對沖為目的，你(們)應事先小心評估最大曝險金額。特別是，你(們)被強烈建議，涉及本產品的可能最大曝險額(或計算其他未平倉的累計期權類型合約後產生的最大曝險總額)不應過度超越你(們)的相關外幣的持倉量或相關貨幣的預計現金流出量。

Confidentiality 機密

The information contained herein is confidential and may not be copied, reproduced or otherwise disseminated in whole or in part without our prior written consent unless required by your professional advisors.

本產品說明書所含有關之資料均為機密資料，未經本行事先的書面同意不得全部或部份地複印、複製或傳播，你(們)專業顧問要求者除外。

Language 語言

In case of conflict between the English version and Chinese version of this Term Sheet, the English Version shall prevail.
若本產品說明書的中文及英文版本文義存在歧異，悉依英文版本為準。

Client’s Acknowledgment and Declaration 客戶的確認及聲明

The Client, the undersigned, acknowledges and declares the followings:
客戶，下列簽署人，確認及聲明並下列事項:

(i)	The Client has read carefully and fully understood the terms and conditions and all other information set out in this Term Sheet.
客戶已詳細閱讀及明白本產品說明書的條款及細則及其他載列於本產品說明書的所有資訊及完全明白上述各項;
(ii)	The Client is invited to carefully read the risks associated with the Product and is capable of understanding the risk in connection therewith；
客戶已被邀請細閱本產品涉及的風險及有能力理解個中風險;
(iii)	The Client agrees to enter into the transaction contemplated under this Term Sheet and makes his investment decision in the Product on his own judgment, for his sole account and at his own risk；
客戶同意承作本產品說明書項下的交易及根據其本身的判斷作出投資本產品的決定，並自行承擔風險及損失;
(iv)	Taishin International Bank Co., Ltd., Hong Kong Branch accepts no liability for the performance of the Product; and
台新國際商業銀行股份有限公司，香港分行毋須為本產品的表現承擔任何之責任; 及
(v)	The Client has financial resources to absorb the risk of any loss that may be associated with the Product.
客戶有財務資源承受本產品引致的損失。

_____________________________ Client Signature(s) and Chop (if any)： 客戶簽署及印章(如有) 日期Date：

Term Sheet of USDCNH Target Redemption Forward with EKI

IMPORTANT NOTICE 重要通知

This product (the “Product”) is a structured product involving derivatives. The investment decision is yours but you should not invest in the Product unless we who sell it to you have explained to you that the Product is suitable for you having regard to your financial situation, investment experience and investment objectives. The Product is not equivalent to time deposit and is not protected under the Deposit Protection Scheme in Hong Kong.

此產品(下稱「本產品」)乃涉及金融衍生工具的結構性產品。 投資決定是由你(們)自行作出的。但你(們)不應投資在本產品除非本行於銷售本產品時已向你(們)解釋經考慮你(們)的財務情況、投資經驗及目標後，本產品是適合你(們)的。本產品並不等同定期存款，亦不是香港的存款保障計劃下的受保障存款。

The contents of this Term Sheet have not been reviewed by any regulatory authority in Hong Kong. You are advised to exercise caution in relation to the offer. If you are in any doubt about any of the contents of this document, you should obtain independent professional advice.

本產品說明書的內容未經在香港的規管當局審核。你(們)應就有關要約謹慎行事。如你(們)對本產品說明書的任何內容有任何疑問，你(們)應尋求獨立專業意見。

<<非公開銷售>>

Purpose of Term Sheet 產品說明書的目的

This Term Sheet is for indication and/or discussion purposes only and has no binding effect. Further, it shall not be construed as an offer, recommendation or solicitation to enter into any transaction. Terms or conditions contained herein are for reference, may vary, modify, delete or revoke when circumstances require, and will be subject to the final trade terms of the transaction set forth in the legally binding agreement and /or confirmation.
本產品說明書供參考及/或討論之用，並不具約束力。同時，本產品說明書並不構成對任何交易的要約、建議或招攬行為。本產品說明書下的條款及細則僅作參考用，得因情況需要而改變、修改、取消或撤銷，並應以具法律約束性的協議及／或確認書中所載列之最終交易條款為準。

We are not acting as your advisor or agent in connection with the Product. This Term Sheet does not purport to exhaustively list or summarize all of the terms and conditions of a particular transaction, nor to identify or define all or any of the risks (direct or indirect) that would be associated with the contemplated transaction. Prior to entering into a transaction, you should consult your own financial, tax, accounting, legal and other advisors that you consider appropriate and make your own investment, hedging, and trading decisions without reliance on us. We shall not be liable to all loss and damage suffered or sustained by you arising out of or in connection with your entering into the transaction contemplated hereunder.
本行並非你(們)之顧問或代理人。本產品說明書並不擬詳盡列出或概括個別交易的所有條款及條文，亦不擬指出或界定所有或任何涉及預期交易的風險(不論直接或間接)。於進行交易前，倘若你(們)認為適當應向財務、稅務、會計、法律或其他顧問進行諮詢及於不依賴本行的前提下自行作出投資、對沖或交易决定。本行對你(們)進行預期的交易而招致或導致的損失及損害毋須承擔任何責任。

Notwithstanding that we shall use our best endeavor to ensure that the information contained herein is reliable, we make no representation or undertaking as to the accuracy, update or completeness of any information contained herein or otherwise provided by us.
儘管本行將竭盡所能確保本產品說明書所含有關之資料應為可靠，惟本行不會就本產品說明書所含有關之資料或其他由本行提供的資料的準確性、及時性、或完整性作出任何保證或承諾。

Indicative Terms and Conditions:

參考交易條款：

Party A	Taishin International Bank, Hong Kong Branch
Party B	STAND BEST CREATION LIMITED (CIF: 006469)
Reference No.	STR-OP-03660-03663
Trade Date	07 Feb 2014
Notional Per Fixing	USD 2,500,000 per Fixing
Leverage	2 Times
Settlement	Cash Settlement
Fixing Dates	Each Fixing Date will be 2 business days prior to each Delivery Date, as per Date Schedule

Delivery Dates	As per Date Schedule
Business Dates (Fixing)	Hong Kong
Business Dates (Settlement)	Hong Kong, New York
Business Day Convention	Following
Strike Rate	6.1000
European Knock-In	6.1500
Target Knock-Out Value (Target KO)	0.3000 (Exact)
ITM Intrinsic Value	ITM Intrinsic value = max[(Strike Rate - USD/CNH Fixing Rate),0)]
Knock-Out Event (KO Event)	Knock-Out Event is deemed to have occurred if the accumulated ITM Intrinsic Value(including the present period’s) is greater than or equal to Target KO

Fixing Date Scenario	If Knock-Out Event has not occurred on or before the ith Fixing Date, and USD/CNH Fixing Rate is:
	-	at or below Strike Rate, Party B sells Notional Per Fixing of USD against CNH at Strike Rate value the ith Delivery Date (cash settled in USD);
	-	above European Knock-In Rate, Party B sells 2 x Notional Per Fixing of USD against CNH at Strike Rate value the ith Delivery Date (cash settled in USD);
	-	above Strike Rate AND at or below European Knock-In, there will be no settlement for that Fixing Date.
Else, if Knock-Out Event occurs on the ith Fixing Date,
	-	Party B sells Notional Per Fixing of USD against CNH at Adjusted Strike Rate value the ith Delivery Date (cash settled in USD);
	-	The contract early terminates and there will be no settlements for the remaining Fixing Dates.

Adjusted Strike Rate	Adjusted Strike Rate = USD/CNH Fixing Rate + (Target KO - accumulated ITM Intrinsic Value(excluding the present fixing’s))
USD/CNH Fixing Rate	The arithmetic mean of the ‘bid’ and ‘offer’ fixing of USD/CNH (CNH per USD) as appearing on <CNHFIX01> at or around 11:15 AM HK Time on the ith Fixing Date. If such rate is not available, the rate will be determined by the Calculation Agent in its sole discretion.

Date Schedule	Month	Fixing Date	Delivery Date
	1	7-Mar-14	11-Mar-14
	2	9-Apr-14	11-Apr-14
	3	8-May-14	12-May-14
	4	9-Jun-14	11-Jun-14
	5	9-Jul-14	11-Jul-14
	6	7-Aug-14	11-Aug-14
	7	5-Sep-14	11-Sep-14
	8	10-Oct-14	14-Oct-14
	9	10-Nov-14	12-Nov-14
	10	9-Dec-14	11-Dec-14
	11	8-Jan-15	12-Jan-15
	12	16-Jan-15	20-Jan-15
	13	23-Jan-15	27-Jan-15
	14	30-Jan-15	3-Feb-15
	15	6-Feb-15	10-Feb-15

Calculation Agent	Taishin International Bank, Hong Kong Branch
Governing Law	English Law
Documentation 文件

This term sheet is issued subject to the terms of ISDA Master Agreement / “Financial Transaction Master Agreement” and “Master Agreement for Structured Product” (the “Terms”) promulgated from time to time by Taishin International Bank Co., Limited, Hong Kong Branch. If there is any conflict between this term sheet and the Terms, the provisions herein shall prevail. Unless otherwise provided, all defined terms in the 2006 ISDA Definitions / the 1998 FX and Currency Option Definitions as well as other applicable definitions are adopted herein.

本產品說明依據ISDA總協議的條文發出 / 由台新國際商業銀行股份有限公司，香港分行不時制訂的「金融交易總協議」及「台新國際商業銀行香港分行組合式商品交易主契約書」(下統稱「協總議」) 的條文發出。 倘若本產品說明與總協議的條文有任何差異，以本產品說明條文為準。除非另有規定，本產品說明採納 2006 ISDA 定義 及 1998 外匯與貨幣選擇權定義及其他適用的定義。

Scenario Analysis 情境分析

USD/CNH Fixing	Gain/Loss	KO Event
6.0200	US$33,222.59	KO Event is deemed to have occurred if the Accumulated ITM Intrinsic Value(including the present period’s) is greater than or equal to Target KO.
6.0300	US$29,021.56
6.0400	US$24,834.44
6.0500	US$20,661.16
6.0600	US$16,501.65
6.0700	US$12,355.85
6.0800	US$8,223.68
6.0900	US$4,105.09
6.1000	US$0.00
6.1100	US$0.00
6.1200	US$0.00
6.1300	US$0.00
6.1400	US$0.00
6.1500	US$0.00
6.1600	-US$48,701.30
6.1700	-US$56,726.09
6.1800	-US$64,724.92
6.1900	-US$72,697.90
6.2000	-US$80,645.16

Risk Disclosure 風險披露

You should carefully understand the nature and risks of the Product before entering into the Product and assess your own financial status and risk tolerance level for the purpose of ensuring that the Product is suitable to you. Further, you are advised to read and understand the risks which include, without limitation, the following risks.

你(們)欲承作本產品前，應先小心了解本產品之性質及風險程度，並評估本身之財務狀況及風險承受能力，是否適合於承作本產品，且於承作本產品前，請詳讀及了解包括但不限於下列各類風險。

The risks associated with the Product are in general classified as follows：
本產品主要風險大致可分為下列幾類：

1.	Multiple Loss Risk 倍數損失風險
The Product is not principal protected. You may suffer substantial loss when the market turns or becomes against or adverse to you. This is because you are required to take up multiple times of the agreed amount of the underlying asset (at the strike price) periodically. In the worst scenario (sell call option), your loss may be unlimited.
本產品並不保本。當市況變得或變成不利於你(們)時，你(們)可能會蒙受重大虧損。因為，你(們)須依定價時程表(按照履約價)吸納議定倍數的基礎資產。你(們)在賣出買權之最壞的情形下，損失金額可能無限大。

2.	Knock – Out Event Risk 觸及失效事件風險
If the Product had a knock-out event, the market price of the underlying asset is at or above the knock price, the contract will terminate (i.e. you will cease to accumulate any further underlying asset since the knock-out event happened). The potential profit therefore is capped by the knock-out event.
若本產品含觸及失效事件條款，基礎資產市價達至或高於觸及價時，合約將被終止(即由觸及失效日期起將不再累積任何基礎資產)。因此潛在獲利上限會被觸及失效事件鎖定。

3.	Return Volatility Risk 回報波動風險
The return under the Product will depend on market conditions prevailing at the relevant Fixing Date And Time. The level of the underlying assets may go up as well as down during the tenure and the same will affect the return.
本產品的報酬取決於比價日和時間的市場狀況。基礎資產的水平於交易期限內可升可跌且會影響回報。

4.	Early Termination Risk 提早終止風險
The Product is an over-the-counter product and you may have no other options but to contact us and request for an early termination and which termination shall be subject to the terms and conditions to be agreed between you and us. We are not obliged to agree to early termination and you will be liable to all costs and expenses in connection with the early termination if we so agree. In addition, longer tenor contracts associated with higher risks and, in principle , higher costs for early termination.
本產品為店頭市場交易產品。你(們)除請求本行同意以雙方同意的條款及細則提前終止本產品外可能別無他法。但是，本行無義務務必同意提前終止的要求。同時，你(們)亦必須承擔因提前終止而衍生的費用及支出(如本行同意提前終止)。除此之外，年期較長的合約會有較高的風險及，原則上，較高的提早終止費用。

5.	Credit Risk 信用風險
The Product is subject to the creditworthiness of us and to the extent permitted by law, there is no assurance of protection against a default by us in respect of our payment obligations.
本產品將受限於本行的信用。於法律容許的範圍內，本行不會就本行付款責任的失責作出任何保證或保障。

6.	Event Risk 事件風險
The terms and conditions of the Product are subject to change in case of occurrence of certain events which include, without limitation, market movement, market disruption, mergers and acquisitions, suspension of trading, nationalization, insolvency and revision of laws applicable to taxation.
本產品的條款及細則可能基於若干事件的發生(包括但不限於：市場變動、市場擾亂、合併、暫停交易、國有化、破產及稅法修訂等事件)而須予以調整。

7.	Exchange Rate Risk 匯率風險
If the Product is entered into in a currency other than the domestic currency and you choose to convert it back to the domestic currency upon maturity, you may make a gain or loss as a result of exchange rate fluctuation.
如你(們)以非本地貨幣承作本產品，而你(們)於到期時選擇將交易的貨幣兌換成本地貨幣，則你(們)可能會因為滙率的波動而得益或損失。

8.	Tax Risk 稅賦風險
You should seek independent tax advice before entering into the Product. We are not in the business of providing tax advice and therefore cannot be relied upon to advise, nor take any responsibility for the taxation implication in respect of the Product.
你(們)應於承作本產品前尋求獨立的稅務意見。本行並非從事提供稅務意見的業務。因此，你(們)不應依賴本行對本產品的稅務意見。同時，本行不對本產品的稅務影響承擔任何責任。

9.	Potential Conflict of Interest Risk 潛在利益衝突風險
We and/or our affiliates will conduct transactions as principal and as agent in the market in which the Product is traded, including, the buying or selling of the Product. Those trading activities may affect (whether positively or negatively) the price of the Product at any point in time. Further, we also act as the calculation agent and, to that extent, our interest may conflict with yours.
本行及/或本行的相關連公司於本產品進行交易的市場中將以主事人或代理人身份進行交易，包括買賣本產品。此舉於任何時點均可能影響本產品的價格(無論是正面或負面的影響)。此外，本行亦是本產品的結算機構，於上述範圍內，本行的利益與你(們)的利益可能存在衝突。

10.	Maximum Exposure Risk 最大曝險風險
You should carefully evaluate the maximum exposure before entering into the Product for hedging purpose. In particular, you are strongly advised that the proposed maximum exposure associated with the Product (or the resulting total maximum exposure after taking into account other outstanding accumulator type contract) shall not be materially higher than your positions or anticipated cash outflows in the relevant foreign currency.
若你(們)的交易是以對沖為目的，你(們)應事先小心評估最大曝險金額。特別是，你(們)被強烈建議，涉及本產品的可能最大曝險額(或計算其他未平倉的累計期權類型合約後產生的最大曝險總額)不應過度超越你(們)的相關外幣的持倉量或相關貨幣的預計現金流出量。

Confidentiality 機密

The information contained herein is confidential and may not be copied, reproduced or otherwise disseminated in whole or in part without our prior written consent unless required by your professional advisors.

本產品說明書所含有關之資料均為機密資料，未經本行事先的書面同意不得全部或部份地複印、複製或傳播，你(們)專業顧問要求者除外。

Language 語言

In case of conflict between the English version and Chinese version of this Term Sheet, the English Version shall prevail.
若本產品說明書的中文及英文版本文義存在歧異，悉依英文版本為準。

Client’s Acknowledgment and Declaration 客戶的確認及聲明

The Client, the undersigned, acknowledges and declares the followings:
客戶，下列簽署人，確認及聲明並下列事項:

(i)	The Client has read carefully and fully understood the terms and conditions and all other information set out in this Term Sheet.
客戶已詳細閱讀及明白本產品說明書的條款及細則及其他載列於本產品說明書的所有資訊及完全明白上述各項;
(ii)	The Client is invited to carefully read the risks associated with the Product and is capable of understanding the risk in connection therewith；
客戶已被邀請細閱本產品涉及的風險及有能力理解個中風險;
(iii)	The Client agrees to enter into the transaction contemplated under this Term Sheet and makes his investment decision in the Product on his own judgment, for his sole account and at his own risk；
客戶同意承作本產品說明書項下的交易及根據其本身的判斷作出投資本產品的決定，並自行承擔風險及損失;
(iv)	Taishin International Bank Co., Ltd., Hong Kong Branch accepts no liability for the performance of the Product; and
台新國際商業銀行股份有限公司，香港分行毋須為本產品的表現承擔任何之責任; 及
(v)	The Client has financial resources to absorb the risk of any loss that may be associated with the Product.
客戶有財務資源承受本產品引致的損失。

_____________________________ Client Signature(s) and Chop (if any)： 客戶簽署及印章(如有) 日期Date：

Term Sheet of USDCNH Target Redemption Forward with EKI

IMPORTANT NOTICE 重要通知

This product (the “Product”) is a structured product involving derivatives. The investment decision is yours but you should not invest in the Product unless we who sell it to you have explained to you that the Product is suitable for you having regard to your financial situation, investment experience and investment objectives. The Product is not equivalent to time deposit and is not protected under the Deposit Protection Scheme in Hong Kong.

此產品(下稱「本產品」)乃涉及金融衍生工具的結構性產品。 投資決定是由你(們)自行作出的。但你(們)不應投資在本產品除非本行於銷售本產品時已向你(們)解釋經考慮你(們)的財務情況、投資經驗及目標後，本產品是適合你(們)的。本產品並不等同定期存款，亦不是香港的存款保障計劃下的受保障存款。

The contents of this Term Sheet have not been reviewed by any regulatory authority in Hong Kong. You are advised to exercise caution in relation to the offer. If you are in any doubt about any of the contents of this document, you should obtain independent professional advice.

本產品說明書的內容未經在香港的規管當局審核。你(們)應就有關要約謹慎行事。如你(們)對本產品說明書的任何內容有任何疑問，你(們)應尋求獨立專業意見。

<<非公開銷售>>

Purpose of Term Sheet 產品說明書的目的

This Term Sheet is for indication and/or discussion purposes only and has no binding effect. Further, it shall not be construed as an offer, recommendation or solicitation to enter into any transaction. Terms or conditions contained herein are for reference, may vary, modify, delete or revoke when circumstances require, and will be subject to the final trade terms of the transaction set forth in the legally binding agreement and /or confirmation.
本產品說明書供參考及/或討論之用，並不具約束力。同時，本產品說明書並不構成對任何交易的要約、建議或招攬行為。本產品說明書下的條款及細則僅作參考用，得因情況需要而改變、修改、取消或撤銷，並應以具法律約束性的協議及／或確認書中所載列之最終交易條款為準。

We are not acting as your advisor or agent in connection with the Product. This Term Sheet does not purport to exhaustively list or summarize all of the terms and conditions of a particular transaction, nor to identify or define all or any of the risks (direct or indirect) that would be associated with the contemplated transaction. Prior to entering into a transaction, you should consult your own financial, tax, accounting, legal and other advisors that you consider appropriate and make your own investment, hedging, and trading decisions without reliance on us. We shall not be liable to all loss and damage suffered or sustained by you arising out of or in connection with your entering into the transaction contemplated hereunder.
本行並非你(們)之顧問或代理人。本產品說明書並不擬詳盡列出或概括個別交易的所有條款及條文，亦不擬指出或界定所有或任何涉及預期交易的風險(不論直接或間接)。於進行交易前，倘若你(們)認為適當應向財務、稅務、會計、法律或其他顧問進行諮詢及於不依賴本行的前提下自行作出投資、對沖或交易决定。本行對你(們)進行預期的交易而招致或導致的損失及損害毋須承擔任何責任。

Notwithstanding that we shall use our best endeavor to ensure that the information contained herein is reliable, we make no representation or undertaking as to the accuracy, update or completeness of any information contained herein or otherwise provided by us.
儘管本行將竭盡所能確保本產品說明書所含有關之資料應為可靠，惟本行不會就本產品說明書所含有關之資料或其他由本行提供的資料的準確性、及時性、或完整性作出任何保證或承諾。

Indicative Terms and Conditions:

參考交易條款：

Party A	Taishin International Bank, Hong Kong Branch
Party B	STAND BEST CREATION LIMITED (CIF: 006469)
Reference No.	STR-OP-03692-03695
Trade Date	13 Feb 2014
Notional Per Fixing	USD 1,000,000 per Fixing
Leverage	2 Times
Settlement	Cash Settlement
Fixing Dates	Each Fixing Date will be 2 business days prior to each Delivery Date, as per Date Schedule

Delivery Dates	As per Date Schedule
Business Dates (Fixing)	Hong Kong
Business Dates (Settlement)	Hong Kong, New York
Business Day Convention	Following
Strike Rate	6.1050
European Knock-In	6.1500
Target Knock-Out Value (Target KO)	0.3000 (Exact)
ITM Intrinsic Value	ITM Intrinsic value = max[(Strike Rate - USD/CNH Fixing Rate),0)]
Knock-Out Event (KO Event)	Knock-Out Event is deemed to have occurred if the accumulated ITM Intrinsic Value(including the present period’s) is greater than or equal to Target KO

Fixing Date Scenario	If Knock-Out Event has not occurred on or before the ith Fixing Date, and USD/CNH Fixing Rate is:
	-	at or below Strike Rate, Party B sells Notional Per Fixing of USD against CNH at Strike Rate value the ith Delivery Date (cash settled in USD);
	-	- above European Knock-In, Party B sells 2 x Notional Per Fixing of USD against CNH at Strike Rate value the ith Delivery Date (cash settled in USD).
	-	above Strike Rate AND at or below European Knock-In, there will be no settlement for that Fixing Date.
Else, if Knock-Out Event occurs on the ith Fixing Date,
	-	Party B sells Notional Per Fixing of USD against CNH at Adjusted Strike Rate value the ith Delivery Date (cash settled in USD);
	-	The contract early terminates and there will be no settlements for the remaining Fixing Dates.

Adjusted Strike Rate	Adjusted Strike Rate = USD/CNH Fixing Rate + (Target KO - accumulated ITM Intrinsic Value(excluding the present fixing’s))
USD/CNH Fixing Rate	The arithmetic mean of the ‘bid’ and ‘offer’ fixing of USD/CNH (CNH per USD) as appearing on <CNHFIX=> at or around 11:15 AM HK Time on the ith Fixing Date. If such rate is not available, the rate will be determined by the Calculation Agent in its sole discretion.

Date Schedule	Month	Fixing Date	Delivery Date
	1	13-Mar-14	17-Mar-14
	2	14-Apr-14	16-Apr-14
	3	13-May-14	15-May-14
	4	13-Jun-14	17-Jun-14
	5	14-Jul-14	16-Jul-14
	6	13-Aug-14	15-Aug-14
	7	15-Sep-14	17-Sep-14
	8	14-Oct-14	16-Oct-14
	9	13-Nov-14	17-Nov-14
	10	15-Dec-14	17-Dec-14
	11	13-Jan-15	15-Jan-15
	12	20-Jan-15	22-Jan-15
	13	27-Jan-15	29-Jan-15
	14	03-Feb-15	05-Feb-15
	15	10-Feb-15	12-Feb-15

Calculation Agent	Taishin International Bank, Hong Kong Branch
Governing Law	English Law
Documentation 文件

This term sheet is issued subject to the terms of ISDA Master Agreement / “Financial Transaction Master Agreement” and “Master Agreement for Structured Product” (the “Terms”) promulgated from time to time by Taishin International Bank Co., Limited, Hong Kong Branch. If there is any conflict between this term sheet and the Terms, the provisions herein shall prevail. Unless otherwise provided, all defined terms in the 2006 ISDA Definitions / the 1998 FX and Currency Option Definitions as well as other applicable definitions are adopted herein.

本產品說明依據ISDA總協議的條文發出 / 由台新國際商業銀行股份有限公司，香港分行不時制訂的「金融交易總協議」及「台新國際商業銀行香港分行組合式商品交易主契約書」(下統稱「協總議」) 的條文發出。 倘若本產品說明與總協議的條文有任何差異，以本產品說明條文為準。除非另有規定，本產品說明採納 2006 ISDA 定義 及 1998 外匯與貨幣選擇權定義及其他適用的定義。

Scenario Analysis 情境分析

USD/CNH Fixing	Gain/Loss	KO Event
6.0200	US$14,119.60	KO Event is deemed to have occurred if the Accumulated ITM Intrinsic Value(including the present period’s) is greater than or equal to Target KO.
6.0300	US$12,437.81
6.0400	US$10,761.59
6.0500	US$9,090.91
6.0600	US$7,425.74
6.0700	US$5,766.06
6.0800	US$4,111.84
6.0900	US$2,463.05
6.1050	US$0.00
6.1100	US$0.00
6.1200	US$0.00
6.1300	US$0.00
6.1400	US$0.00
6.1500	US$0.00
6.1600	-US$17,857.14
6.1700	-US$21,069.69
6.1800	-US$24,271.84
6.1900	-US$27,463.65
6.2000	-US$30,645.16

Risk Disclosure 風險披露

You should carefully understand the nature and risks of the Product before entering into the Product and assess your own financial status and risk tolerance level for the purpose of ensuring that the Product is suitable to you. Further, you are advised to read and understand the risks which include, without limitation, the following risks.

你(們)欲承作本產品前，應先小心了解本產品之性質及風險程度，並評估本身之財務狀況及風險承受能力，是否適合於承作本產品，且於承作本產品前，請詳讀及了解包括但不限於下列各類風險。

The risks associated with the Product are in general classified as follows：
本產品主要風險大致可分為下列幾類：

1.	Multiple Loss Risk 倍數損失風險
The Product is not principal protected. You may suffer substantial loss when the market turns or becomes against or adverse to you. This is because you are required to take up multiple times of the agreed amount of the underlying asset (at the strike price) periodically. In the worst scenario (sell call option), your loss may be unlimited.
本產品並不保本。當市況變得或變成不利於你(們)時，你(們)可能會蒙受重大虧損。因為，你(們)須依定價時程表(按照履約價)吸納議定倍數的基礎資產。你(們)在賣出買權之最壞的情形下，損失金額可能無限大。

2.	Knock – Out Event Risk 觸及失效事件風險
If the Product had a knock-out event, the market price of the underlying asset is at or above the knock price, the contract will terminate (i.e. you will cease to accumulate any further underlying asset since the knock-out event happened). The potential profit therefore is capped by the knock-out event.
若本產品含觸及失效事件條款，基礎資產市價達至或高於觸及價時，合約將被終止(即由觸及失效日期起將不再累積任何基礎資產)。因此潛在獲利上限會被觸及失效事件鎖定。

3.	Return Volatility Risk 回報波動風險
The return under the Product will depend on market conditions prevailing at the relevant Fixing Date And Time. The level of the underlying assets may go up as well as down during the tenure and the same will affect the return.
本產品的報酬取決於比價日和時間的市場狀況。基礎資產的水平於交易期限內可升可跌且會影響回報。

4.	Early Termination Risk 提早終止風險
The Product is an over-the-counter product and you may have no other options but to contact us and request for an early termination and which termination shall be subject to the terms and conditions to be agreed between you and us. We are not obliged to agree to early termination and you will be liable to all costs and expenses in connection with the early termination if we so agree. In addition, longer tenor contracts associated with higher risks and, in principle , higher costs for early termination.
本產品為店頭市場交易產品。你(們)除請求本行同意以雙方同意的條款及細則提前終止本產品外可能別無他法。但是，本行無義務務必同意提前終止的要求。同時，你(們)亦必須承擔因提前終止而衍生的費用及支出(如本行同意提前終止)。除此之外，年期較長的合約會有較高的風險及，原則上，較高的提早終止費用。

5.	Credit Risk 信用風險
The Product is subject to the creditworthiness of us and to the extent permitted by law, there is no assurance of protection against a default by us in respect of our payment obligations.
本產品將受限於本行的信用。於法律容許的範圍內，本行不會就本行付款責任的失責作出任何保證或保障。

6.	Event Risk 事件風險
The terms and conditions of the Product are subject to change in case of occurrence of certain events which include, without limitation, market movement, market disruption, mergers and acquisitions, suspension of trading, nationalization, insolvency and revision of laws applicable to taxation.
本產品的條款及細則可能基於若干事件的發生(包括但不限於：市場變動、市場擾亂、合併、暫停交易、國有化、破產及稅法修訂等事件)而須予以調整。

7.	Exchange Rate Risk 匯率風險
If the Product is entered into in a currency other than the domestic currency and you choose to convert it back to the domestic currency upon maturity, you may make a gain or loss as a result of exchange rate fluctuation.
如你(們)以非本地貨幣承作本產品，而你(們)於到期時選擇將交易的貨幣兌換成本地貨幣，則你(們)可能會因為滙率的波動而得益或損失。

8.	Tax Risk 稅賦風險
You should seek independent tax advice before entering into the Product. We are not in the business of providing tax advice and therefore cannot be relied upon to advise, nor take any responsibility for the taxation implication in respect of the Product.
你(們)應於承作本產品前尋求獨立的稅務意見。本行並非從事提供稅務意見的業務。因此，你(們)不應依賴本行對本產品的稅務意見。同時，本行不對本產品的稅務影響承擔任何責任。

9.	Potential Conflict of Interest Risk 潛在利益衝突風險
We and/or our affiliates will conduct transactions as principal and as agent in the market in which the Product is traded, including, the buying or selling of the Product. Those trading activities may affect (whether positively or negatively) the price of the Product at any point in time. Further, we also act as the calculation agent and, to that extent, our interest may conflict with yours.
本行及/或本行的相關連公司於本產品進行交易的市場中將以主事人或代理人身份進行交易，包括買賣本產品。此舉於任何時點均可能影響本產品的價格(無論是正面或負面的影響)。此外，本行亦是本產品的結算機構，於上述範圍內，本行的利益與你(們)的利益可能存在衝突。

10.	Maximum Exposure Risk 最大曝險風險
You should carefully evaluate the maximum exposure before entering into the Product for hedging purpose. In particular, you are strongly advised that the proposed maximum exposure associated with the Product (or the resulting total maximum exposure after taking into account other outstanding accumulator type contract) shall not be materially higher than your positions or anticipated cash outflows in the relevant foreign currency.
若你(們)的交易是以對沖為目的，你(們)應事先小心評估最大曝險金額。特別是，你(們)被強烈建議，涉及本產品的可能最大曝險額(或計算其他未平倉的累計期權類型合約後產生的最大曝險總額)不應過度超越你(們)的相關外幣的持倉量或相關貨幣的預計現金流出量。

Confidentiality 機密

The information contained herein is confidential and may not be copied, reproduced or otherwise disseminated in whole or in part without our prior written consent unless required by your professional advisors.

本產品說明書所含有關之資料均為機密資料，未經本行事先的書面同意不得全部或部份地複印、複製或傳播，你(們)專業顧問要求者除外。

Language 語言

In case of conflict between the English version and Chinese version of this Term Sheet, the English Version shall prevail.
若本產品說明書的中文及英文版本文義存在歧異，悉依英文版本為準。

Client’s Acknowledgment and Declaration 客戶的確認及聲明

The Client, the undersigned, acknowledges and declares the followings:
客戶，下列簽署人，確認及聲明並下列事項:

(i)	The Client has read carefully and fully understood the terms and conditions and all other information set out in this Term Sheet.
客戶已詳細閱讀及明白本產品說明書的條款及細則及其他載列於本產品說明書的所有資訊及完全明白上述各項;
(ii)	The Client is invited to carefully read the risks associated with the Product and is capable of understanding the risk in connection therewith；
客戶已被邀請細閱本產品涉及的風險及有能力理解個中風險;
(iii)	The Client agrees to enter into the transaction contemplated under this Term Sheet and makes his investment decision in the Product on his own judgment, for his sole account and at his own risk；
客戶同意承作本產品說明書項下的交易及根據其本身的判斷作出投資本產品的決定，並自行承擔風險及損失;
(iv)	Taishin International Bank Co., Ltd., Hong Kong Branch accepts no liability for the performance of the Product; and
台新國際商業銀行股份有限公司，香港分行毋須為本產品的表現承擔任何之責任; 及
(v)	The Client has financial resources to absorb the risk of any loss that may be associated with the Product.
客戶有財務資源承受本產品引致的損失。

_____________________________ Client Signature(s) and Chop (if any)： 客戶簽署及印章(如有) 日期Date：

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